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                                 Citigroup Inc.

                       Medium-Term Senior Notes, Series D
                    Medium-Term Subordinated Notes, Series D

                 Due Nine Months or More from the Date of Issue

                             DISTRIBUTION AGREEMENT

                                                December 14, 2000



Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:


      Citigroup Inc., a Delaware corporation (the "Company"), confirms its agreement with the Agent (as defined below) with respect to the issue and sale by the Company of its Medium-Term Senior Notes, Series D, Due Nine Months or More from the Date of Issue (the "Senior Notes") and its Medium-Term Subordinated Notes, Series D, Due Nine Months or More from the Date of Issue (the "Subordinated Notes" and, together with the Senior Notes, the "Notes"). The Senior Notes are to be issued under an Indenture dated as of March 15, 1987, as supplemented by the First Supplemental Indenture dated as of December 15, 1988, the Second Supplemental Indenture dated as of January 31, 1991, the Third Supplemental Indenture dated as of December 9, 1992 and the Fourth Supplemental Indenture dated as of November 2, 1998 (as so supplemented or as it may from time to time be further supplemented or amended by one or more indentures supplemental thereto, the "Senior Debt Indenture"), between the Company and The Bank of New York, as trustee (the "Senior Debt Trustee"). The Subordinated Notes are to be issued under an Indenture dated as of July 17, 1998, as supplemented by the First Supplemental Indenture dated as of December 15, 1998 and the Second Supplemental Indenture dated as of January 21, 1999 (as so supplemented or as it may from time to time be further supplemented or amended by one or more indentures supplemental thereto, the "Subordinated Debt Indenture" and, together with the Senior Debt Indenture, the "Indentures"), between the Company and Bank One Trust Company, N.A. (as successor in interest to The First National Bank of Chicago), as trustee (the "Subordinated Debt
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Trustee" and, together with the Senior Debt Trustee, the "Trustees"). The Notes will have the maturities, interest rates (whether fixed or floating), redemption provisions and other terms set forth in pricing supplements to the Prospectus referred to below. The Notes may be denominated in U.S. dollars, foreign currencies or foreign composite currency units (the "Specified Currency") as may be specified in the applicable pricing supplement.

            Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes to the Agent acting as principal at a discount for its own account or for resale to one or more investors or other dealers and the Company's right to sell Notes directly to investors on its own behalf or through other agents (provided that any other agent will execute an agreement with the Company substantially in the form of Exhibit F hereto and that the Company will notify the Agent of its agreement with any other agents, dealers or underwriters, but only if such other agents, dealers or underwriters are appointed for the duration of this Agreement), the Company hereby appoints the Agent as an agent of the Company for the purpose of soliciting offers to purchase the Notes. In addition, the Agent may also purchase Notes as principal and the Company will enter into a Terms Agreement (referred to below) relating to such sale in accordance with the provisions of Section l(b) hereof. For the purposes of this Agreement, the term "Agent" shall refer to Salomon Smith Barney Inc.

      1. Solicitations by the Agent of Offers to Purchase; Purchases as
Principal.

            (a) Solicitations as Agent. Following the Commencement Date (as defined below), the Company shall notify the Agent from time to time as to the commencement of a period during which the Notes may be offered and sold by the Agent (each period, commencing with such a notification and ending at such time as the authorization for offers and sales through the Agent shall have been suspended by the Company or the Agent as provided hereunder, being herein referred to as an "Offering Period"). On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Agent agrees to use its reasonable best efforts to solicit offers to purchase the Notes during each Offering Period upon the terms and conditions set forth in the Prospectus as then amended and supplemented. The Company reserves the right, in its sole discretion, to suspend solicitation of purchases of the Notes commencing at any time for any period of time or permanently. Upon receipt of instructions from the Company, the Agent will forthwith suspend solicitation of purchases from the Company until such time as the Company has advised the Agent that such solicitation may be resumed.

            Unless otherwise agreed to, the Company agrees to pay the Agent at the time of delivery of and payment for the Notes, as consideration for soliciting the sale of each Note, a commission equal to the percentage set forth on Schedule 1 hereto of the


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price to the public of each Note sold by the Company as the result of a solicitation by the Agent. Without the prior approval of the Company, the Agent (acting on an agency basis) may not reallow any portion of the commission payable pursuant hereto to dealers or purchasers in connection with the offer and sale of any Notes.

            The Agent is authorized to solicit orders for the Notes only in principal amounts of $1,000 or any amount in excess thereof which is a multiple of $1,000 or, in the case of Notes denominated in a Specified Currency other than U.S. dollars, in the denominations set forth in the applicable pricing supplement, at a purchase price equal to 100% of the principal amount of the Notes, unless otherwise mutually agreed upon by the purchaser and the Company and specified in the applicable pricing supplement. The Agent shall communicate to the Company, orally or in writing, each reasonable offer or indication of interest to purchase Notes received by the Agent, as agent. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. The Agent shall have the right to reject, in its discretion reasonably exercised, any offer received by it to purchase the Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein. In soliciting offers to purchase the Notes in its capacity as agent of the Company, the Agent is acting solely as agent for the Company, and not as principal, and does not assume any obligation toward, or relationship of agency or trust with, any purchaser of the Notes (other than any such obligation or relationship which the Agent assumes independently of this Agreement). The Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by the Agent and accepted by the Company, but the Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Agent be obligated to purchase any Notes for its own account except pursuant to subparagraph (b) below.

            (b) Purchases as Principal. Each sale of Notes to the Agent as principal shall be made in accordance with the terms of this Agreement and the Agent and the Company will enter into a Terms Agreement that will provide for the sale of such Notes to and the purchase thereof by the Agent. Each "Terms Agreement" may take the form of an exchange of any form of written telecommunication or oral communication followed by written confirmation or telecommunication between the Agent and the Company and shall be with respect to such information (as applicable) as is specified in Exhibit A hereto.

            The Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each agreement by the Agent to purchase Notes as principal (whether or not set forth in a


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Terms Agreement) shall specify the principal amount of Notes to be purchased by the Agent pursuant thereto, the maturity date of such Notes, the price to be paid to the Company for such Notes, the interest rate and interest rate formula, if any, applicable to such Notes and any other terms of such Notes. Each such agreement shall also specify any requirements for officers' certificates, opinions of counsel and letters from the independent public accountants of the Company pursuant to Section 4 hereof. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by the Agent.

            Each Terms Agreement shall specify the time and place of delivery of and payment for such Notes. Each date of delivery of and payment for Notes to be purchased by the Agent as principal or as agent or by any other purchaser is referred to herein as a "Settlement Date."

            Upon the Company's request, the Agent will notify the Company either orally or in writing (as specified by the Company) of the aggregate principal amount of Notes held by the Agent as principal purchased pursuant to a Terms Agreement pursuant to this Agreement.

            (c) Procedures. The Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Medium-Term Notes Administrative Procedures attached hereto as Exhibit B (the "Procedures"). The Procedures may be amended only by written agreement of the Company and the Agent.

            (d) Delivery. The documents required to be delivered by Section 4 of this Agreement shall be delivered at the office of Skadden, Arps, Slate Meagher & Flom LLP ("Skadden, Arps") (or such other counsel reasonably satisfactory to both the Agent and the Company), Four Times Square, New York, NY 10036-6522, on December 14, 2000 (the "Commencement Date").

      2. Representations and Warranties. The Company represents and warrants to, and agrees with, the Agent as of the Commencement Date:

            (a) a registration statement on Form S-3 (File No. 333-49442), as amended by Amendment No.1 thereto, has been filed with and declared effective by the Securities and Exchange Commission (the "Commission") on November 21, 2000, in respect of up to $25,000,000,000 aggregate amount of securities of the Company, including the Notes, (of which $20,750,000,000 remains available for issuance and sale as of the date hereof). Such registration statement and any post-effective amendments thereto, in the forms heretofore delivered or to be delivered to the Agent, excluding exhibits to such registration statement but including all documents incorporated by reference therein, has been declared effective by the Commission in such form. No other document with respect to such registration statement (other than a document incorporated by reference therein) has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission.

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The various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement at the time such part became effective but excluding the Statements of Eligibility under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), pertaining to the Indentures (the "Forms T-1"), as amended at the time such part became effective, are being hereinafter collectively called the "Registration Statement." Any preliminary prospectus included in the Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), is hereinafter called a "Priliminary Prospectus". The form of basic prospectus included in the Registration Statement relating to the offering and sale of Debt Securities, Index Warrants, Preferred Stock, Common Stock and Depositary Shares, in the form in which it has most recently been filed, or transmitted for filing with the Commission on or prior to the date of this Agreement, is being hereinafter called the "Basic Prospectus." The form of prospectus supplement to the Basic Prospectus relating to the offering and sale of the Notes included in the Registration Statement, in the form in which it has most recently been filed or transmitted for filing with the Commission on or prior to the date of this Agreement, is being hereinafter called the "Prospectus Supplement." The Basic Prospectus, as supplemented by the Prospectus Supplement, is being hereinafter called the "Prospectus." Any reference herein to any Preliminary Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus, Prospectus Supplement or Prospectus, as the case may be. Any reference to any amendment or supplement to any Preliminary Prospectus, the Prospectus Supplement or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Notes (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus, Prospectus Supplement or the Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus, the Prospectus Supplement or the Prospectus, as the case may be. Any reference to any amendment to the Registration Statement shall be deemed to include any report of the Company filed pursuant to the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. Any reference to the Prospectus, as amended or supplemented, shall be deemed to refer to and include the Prospectus, as amended or supplemented, in relation to the Notes sold pursuant to this Agreement, in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein as of the date of such filing.

            (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission promulgated thereunder, and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.


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            (c) Each of the Registration Statement and the Prospectus, and any
amendment thereof or supplement thereto, and each of the Indentures, conform or will conform in all material respects with the applicable requirements of the Act and the Trust Indenture Act, and the rules and regulations of the Commission thereunder.

            (d) The Registration Statement, as amended as of any time, did not and will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and the Prospectus, as amended and supplemented as of any such time, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon, and in conformity with, information furnished in writing to the Company by or on behalf of the Agent specifically for use in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto.

            (e) The Notes have been duly authorized and, when executed and authenticated in accordance with the applicable Indenture and delivered to and duly paid for by the purchasers thereof, will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms and entitled to the benefits of the applicable Indenture (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law); each of the Indentures has been duly authorized by the Company and qualified under the Trust Indenture Act; and the Indentures conform to the descriptions thereof in the Prospectus as amended or supplemented to relate to such issuance of Notes.

            (f) Since the date of the most recent financial statements included in the Prospectus, as amended or supplemented, there has not been any material adverse change in the consolidated financial condition or results of operations of the Company and its subsidiaries, taken as a whole, which is not disclosed in the Prospectus, as amended or supplemented.

      3. Agreements of the Company. The Company agrees with the Agent that:

            (a) At any time during an Offering Period or during the time a prospectus relating to the Notes is required to be delivered under the Act, prior to amending or supplementing the Registration Statement or the Prospectus, the Company will furnish the Agent and the Agent's counsel with a copy of each proposed amendment or supplement (other than an amendment or supplement to be made pursuant to incorporation by reference of a document filed under the Exchange Act, or a Pricing Supplement or an amendment or supplement relating solely to an offering of debt securities other than the Notes). The Company will promptly cause the Prospectus


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together with each amendment thereof or supplement thereto to be transmitted to the Commission for filing pursuant to Rule 424(b) by an appropriate method or will promptly cause the Prospectus together with each amendment thereof or supplement thereto to be filed with the Commission pursuant to said Rule. If the Prospectus is amended or supplemented (other than a Pricing Supplement or an amendment or supplement relating solely to an offering of debt securities other than the Notes), the Agent shall be furnished with such information relating to such filing as it may reasonably request, and the Agent shall not be obligated to solicit offers to purchase Notes so long as it is not reasonably satisfied that such amendment or supplement complies in all material respects with the provisions of the Act and the Exchange Act. At any time during an Offering Period or during the time a prospectus relating to the Notes is required to be delivered under the Act, the Company will promptly advise the Agent of (i) the filing of any amendment or supplement to the Prospectus (other than a Pricing Supplement or an amendment or supplement relating solely to an offering of debt securities other than the Notes), (ii) the filing or effectiveness of any amendment to the Registration Statement, (iii) the receipt by the Company of comments from the Commission relating to, or requests by the Commission for, any amendment of the Registration Statement or any amendment of or supplement to the Prospectus or for any additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof. Upon the Agent's request, the Company will within a reasonable time inform the Agent of the aggregate principal amount of Notes registered under the Registration Statement that remain unissued.

            (b) Within the time during which a prospectus relating to the Notes is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the rules and regulations of the Commission thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Notes as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if, in the opinion of the Company, during such period it is necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Act, the Company will promptly notify the Agent to suspend the solicitation of offers to purchase the Notes in its capacity as Agent and to cease sales of any Notes it may then own as principal and, to the extent required under the provision in the last sentence of this subsection (b), the Company will promptly amend or supplement the Registration Statement or the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance. If such amendment or supplement, and any documents, certificates, opinions and letters furnished to the Agent pursuant to subsections (i), (j) and (k) of this Section 3 in connection with the preparation and filing of such amendment or


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supplement are reasonably satisfactory in all respects to the Agent, upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to the Registration Statement, the Agent will resume solicitation of offers to purchase Notes hereunder. Notwithstanding the foregoing, the Company shall not be required to comply with the provisions of subsection (b) of this Section 3 during any period from the time the Agent shall have been notified to suspend the solicitation of offers to purchase the Notes in its capacity as Agent (whether under this subparagraph (b) or otherwise under this Agreement) to the time the Company shall determine that solicitation of offers to purchase the Notes should be resumed; provided that if the Agent holds any Notes as principal purchased pursuant to a Terms Agreement or otherwise pursuant to this Agreement, the Company shall comply with the provisions of subsection
(b) of this Section 3 during the period when a Prospectus is required to be delivered pursuant to the Act.

            (c) The Company will comply, in a timely manner, with all applicable requirements under the Exchange Act relating to the filing with the Commission of the Company's reports pursuant to Sections 13(a), 13(c) or 15(d) of the Exchange Act and, if then applicable, of the Company's proxy statements pursuant to Section 14 of the Exchange Act.

            (d) The Company will use its best efforts to qualify the Notes for sale under the securities laws of such jurisdictions as the Agent reasonably designates, to maintain such qualifications in effect so long as required for the distribution of the Notes and, if requested by the Agent, to arrange for the determination of the legality of the Notes for purchase by institutional investors, except that the Company shall not be required in connection therewith to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

            (e) The Company will furnish to the Agent copies of the Registration Statement and the Prospectus (including all documents incorporated by reference therein), and all amendments of and supplements to the Registration Statement or the Prospectus which are filed with the Commission during the period in which a prospectus relating to the Notes is required to be delivered under the Act (including all documents filed by an amendment or supplement with the Commission during such period which are deemed to be incorporated by reference therein), in each case in such quantities as the Agent may from time to time reasonably request.

            (f) The Company will make generally available to its security holders and to the Agent as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which any amendment of or supplement to the Prospectus (other than a Pricing Supplement or an amendment or supplement relating solely to an offering of debt securities other than the Notes) is filed pursuant to Rule 424 under the Act, which shall satisfy the provisions of Section 11(a) of the Act.


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            (g) The Company shall, whether or not any sale of Notes is consummated or this Agreement is terminated, pay all expenses incident to the performance of its obligations under this Agreement and under any Terms Agreement, including, without limitation, the fees and disbursements of its accountants and counsel, the cost of printing (or other production) and delivery of the Registration Statement and the Prospectus, all amendments thereof and supplements thereto, the Indentures, and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements (including reasonable fees of counsel) incurred in connection with the qualification of the Notes for sale and determination of eligibility for investment of the Notes under the securities or Blue Sky laws of such jurisdictions as the Agent may designate, the fees and disbursements of the Trustees, the fees of any agency that rates the Notes, the fees and expenses in connection with any listing of the Notes on the New York Stock Exchange, Inc. (the "New York Stock Exchange") or such other securities exchange agreed to in writing by the Company, the fees and expenses incurred with respect to any filing with the National Association of Securities Dealers, Inc. and the reasonable fees and disbursements of Dewey Ballantine LLP ("Dewey Ballantine"), as counsel for the Agent, or other counsel reasonably satisfactory to both the Agent and the Company, and such other expenses, including, without limitation, advertising expenses as may be agreed upon by the Agent and the Company; provided, however, that with respect to any purchase of Notes by the Agent as principal pursuant to a Terms Agreement, the fees and disbursements of Dewey Ballantine or other counsel to the Agent relating to such purchase shall be paid by the Agent and shall not be paid by the Company.

            (h) During the term of this Agreement, the Company shall furnish to the Agent such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Prospectus, any amendments thereof or supplements thereto, the Indentures, the Notes, this Agreement, the Procedures, any Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as the Agent may from time to time reasonably request and shall promptly notify the Agent orally, followed by written notice of any downgrading, or of its receipt of any notice of any intended downgrading, in the rating accorded any of the Company's securities by Moody's Investor Service ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") or, if one of them no longer rates the securities of the Company, another "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

            (i) Each time the Registration Statement or the Prospectus is amended or supplemented (other than (a) a Pricing Supplement, (b) an amendment or supplement relating solely to an offering of debt securities other than the Notes or (c) an amendment or supplement made pursuant to the incorporation by reference of a document filed under the Exchange Act), the Company will deliver or cause to be delivered forthwith to the Agent a certificate of the Company signed by the Chairman of the Board, any Vice Chairman, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, Deputy Treasurer, any Assistant Treasurer, or the Deputy General Counsel and by the Controller or the principal financial or accounting officer of the Company (or another officer or officers acceptable to the Agent), dated the date of the effectiveness of such amendment or the date of filing with the Commission of such supplement or document,


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as the case may be, in form reasonably satisfactory to the Agent, to the effect that the statements contained in the certificate referred to in Section 4(b)(iii) hereof that was last furnished to the Agent (either pursuant to Section 4(b)(iii) or pursuant to this Section 3(i)) are true and correct at the time of the effectiveness of such amendment or the time of filing of such supplement or document, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, as amended at the time of effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 4(b)(iii) hereof, but modified, if necessary, to relate to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such certificate.

            (j) Each time the Registration Statement or the Prospectus is amended or supplemented (other than (a) a Pricing Supplement, (b) an amendment or supplement relating solely to an offering of debt securities other than the Notes or (c) an amendment or supplement made pursuant to the incorporation by reference of a document under the Exchange Act), the Company shall furnish to or cause to be furnished forthwith to the Agent the written opinion of the Deputy General Counsel or an Associate General Counsel of the Company or other counsel reasonably satisfactory to the Agent dated the date of the effectiveness of such amendment or the date of filing with the Commission of such supplement or document, as the case may be, in form reasonably satisfactory to the Agent, to the effect set forth in Exhibit C hereto. In lieu of such opinion, counsel last furnishing such an opinion to the Agent may furnish to the Agent a letter to the effect that the Agent may rely on such last opinion to the same extent as though it were dated the date of such letter and authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such letter).

            (k) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information (other than (a) a Pricing Supplement, (b) any amendment or supplement relating solely to an offering of debt securities other than the Notes or (c) an amendment or supplement made pursuant to the incorporation by reference of a document under the Exchange Act), the Company shall cause KPMG LLP ("KPMG"), its independent certified public accountants, to furnish forthwith the Agent a letter, within three business days following the date of the effectiveness of such amendment or the date of filing of such supplement or document, as the case may be (provided that, in the event any Settlement Date falls within such three business day period, such letter will be delivered on or prior to such Settlement Date), in form satisfactory to the Agent, of the same tenor as the letter referred to in Section 4(b)(iv) hereof, but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, that, if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information with respect to a fiscal quarter, KPMG may limit the


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scope of such letter to the unaudited financial statements included in such amendment or supplement.

            (l) Each acceptance by the Company of an offer for the purchase of Notes and each sale of Notes to the Agent as principal shall be deemed to be an affirmation that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct in all material respects at the time of such acceptance or sale, as the case may be, as though made at and as of such time, and an undertaking that such representations and warranties will be true and correct in all material respects at the time of delivery to the purchaser or his agent, or the Agent, or the Agent as principal, of the Notes relating to such acceptance, as the case may be, as though made at and as of such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended and supplemented to each such time).

            (m) Anything to the contrary in this Section 3 notwithstanding, if, at the time of any required notice, amendment or supplement to the Registration Statement or the Prospectus, the Company shall have instructed the Agent to suspend solicitation of offers to purchase the Notes in its capacity as Agent of the Company and the Agent does not then hold any Notes acquired by it as principal pursuant to a Terms Agreement, the Company shall not be obligated to furnish or cause to be furnished to the Agent any notice, certificate, opinion or letter otherwise required until such time as it shall determine that solicitation of offers to purchase the Notes should be resumed; and provided further that, prior to resuming such solicitation the Agent shall be entitled to receive any such notices, certificates, opinions or letters not previously furnished, accurate as of the date of such notice, certificate, opinion or letter.

      4. Conditions to the Obligations of the Agent. The Agent's obligations to solicit offers to purchase Notes as agent of the Company, the Agent's obligations to purchase Notes as principal pursuant to any Terms Agreement or otherwise and the obligation of any other purchaser to purchase Notes from the Company will be subject to the accuracy in all material respects of the representations and warranties on the part of the Company herein contained, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed (in the case of the Agent's obligations to solicit offers to purchase Notes, at the time of such solicitation, and, in the case of the Agent's or any other purchaser's obligation to purchase Notes, at the time the Company accepts the offer to purchase such Notes and at the time of purchase) and (in each case) to the following additional conditions precedent when and as specified:

            (a)   On the corresponding Settlement Date:

                  (i) There shall not have occurred any change in or affecting particularly the business or properties of the Company and its subsidiaries from that set forth in the Registration Statement, as amended or supplemented, that, in the Agent's judgment, makes it impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus except, in the case of any purchase of Notes by the Agent as principal, as disclosed to the Agent in writing by the Company before it accepted the offer to purchase such Notes.

                  (ii) There shall not have occurred any (A) suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (B) declaration of a general moratorium on commercial banking activities in New York by either federal or New York state authorities or (C) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency that, in the Agent's judgment, is material and adverse and, in the case of any of the events described in clauses (ii)(A) through (C), such event makes it, in the Agent's judgment, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented, except, in the case of any purchase of Notes by the Agent as principal, for any such event occurring before the Company accepted the offer to purchase such Notes.

                  (iii) There shall not have been any downgrading, nor any notice given of any intended downgrading, in the rating accorded any of the Company's securities by Moody's or Standard & Poor's or, if one of them no longer rates the securities of the Company, another "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act, except, in the case of any purchase of Notes by the Agent as principal, as disclosed to the Agent in writing by the Company before it accepted the offer to purchase such Notes.

            (b) On the Commencement Date and, if called for by any agreement by the Agent to purchase Notes as principal, on the corresponding Settlement Date:

                  (i) The Company shall have furnished to the Agent the opinion of the Deputy General Counsel or an Associate General Counsel of the Company (or other counsel for the Company reasonably acceptable to the Agent) on the Commencement Date, and on the Settlement Date will furnish the opinion of the Deputy General Counsel of the Company or an Associate General Counsel of the Company (or other counsel for the Company reasonably acceptable to the Agent) and, if called for by a Terms Agreement, the opinion of other counsel, dated the Commencement Date or the Settlement Date, as the case may be, to the effect set forth in Exhibit C hereto.

                  (ii) The Agent shall have received from Dewey Ballantine (or other counsel reasonably acceptable to the Agent and the Company), counsel for the Agent, an opinion dated the Commencement Date or the Settlement Date, as the case may be, to the effect set forth in Exhibit D hereto.

                  (iii) The Company shall have furnished to the Agent a certificate of the Company, signed by the Chairman of the Board, any Vice Chairman, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, the Deputy Treasurer, any Assistant Treasurer or the Deputy General Counsel and by the Controller or the principal financial or accounting officer of the Company (or another officer or officers acceptable to the Agent), dated the Commencement Date or the Settlement Date, as the case may be, to the effect that each signatory of such certificate, to the best of his or her knowledge, after reasonable investigation, certifies that:

                        (A) the representations and warranties of the Company in
            this Agreement are true and correct in all material respects on and as of the date of such certificate with the same effect as if made on the date of such certificate and the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied as a condition to the obligations of the Agent under this Agreement;

                        (B) no stop order suspending the effectiveness of the
            Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge, have been threatened; and

                        (C) since the date of the most recent financial
            statements included in the Prospectus, as amended and supplemented, there has been no material adverse change in the consolidated financial condition or results of operations of the Company and its subsidiaries, taken as a whole, which is not disclosed in the Prospectus, as amended or supplemented.

                  (iv) KPMG, or another nationally recognized independent accounting firm, shall have furnished to the Agent a letter or letters, dated the Commencement Date or the Settlement Date, as the case may be, in form and substance reasonably satisfactory to the Agent, to the effect set forth in Exhibit E hereto.

                  (v) The Company shall have furnished to the Agent such appropriate further information, certificates and documents as the Agent may reasonably request.

      5. Indemnification and Contribution.

            (a) The Company will indemnify and hold harmless the Agent against any losses, claims, damages or liabilities, joint or several, to which the Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement when it became effective, the Prospectus, or any amendment or supplement thereto, or any related Preliminary Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Agent specifically for use in the preparation thereof and such indemnity with respect to any preliminary prospectus, the Prospectus or any preliminary supplemental prospectus, shall not inure to the benefit of the Agent (or any person controlling the Agent) if the Company shall have delivered sufficient quantities of the Prospectus, as amended and supplemented, to the Agent within a reasonable time prior to the earlier of the delivery of the written confirmation of the sale of such Notes or the delivery of such Notes to the person asserting such loss, claim, damage, liability or action for which indemnification is sought, and the Prospectus as so amended and supplemented (excluding documents incorporated by reference) was not sent or given to such person by the Agent at or prior to the earlier of the delivery of the written confirmation of the sale of such Notes or the delivery of such Notes to such person in any case where such sending or giving of a prospectus is required by the Act, and the untrue statement or omission of a material fact contained in such preliminary prospectus, such Prospectus or such preliminary supplemental prospectus, was corrected in the Prospectus, as so amended and supplemented, provided to the Agent.

            (b) The Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when such part became effective, the Prospectus or any amendment or supplement thereto, or any related Preliminary Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Agent specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

            (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

            (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent participating in the offering that gave rise to such losses, claims, damages or liabilities on the other from the offering of such Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agent on the other in connection with the offering of such Notes shall be deemed to be in the same proportion as the total net proceeds from the offering of such Notes by the Agent (before deducting expenses) received by the Company bear to the total commissions received by the Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Agent agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in subsection (c) above if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes were offered and sold to the public by the Agent exceeds the amount of any damages which the Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this subsection (d) of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this subsection (d), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in subsection (c) above has not been given with respect to such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection (d).

            (e) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Agent within the meaning of the Act or the Exchange Act; and the obligations of the Agent under this Section 5 shall be in addition to any liability which the Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

      6. Termination of the Appointment of the Agent. This Agreement may be terminated at any time by either party hereto upon the giving of written notice of such termination to the other party hereto. The termination of this Agreement shall not require termination of any agreement by the Agent to purchase Notes as principal, and the termination of any such Agreement shall not require termination of this Agreement. If this Agreement is terminated, neither party shall have any liability to the other party hereto, except as provided in the first sentence of the second paragraph of Section 1(a), the last proviso of
Section 3(b), and Sections 3(f), 3(g), 5, 7 and 11 hereof, and except that, if at the time of termination an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of the Note or Notes relating thereto has not occurred, the Company's representations and warranties stated in Section 2 and its obligations under Sections 1(c), 3(a), 3(b), 3(c), 3(e), 3(h), 3(i), 3(j), 3(k), 3(l) and 4 hereof shall also remain in full force and effect and not be terminated until the delivery of such Notes.

      7. Representations and Indemnities to Survive. With respect to the Agent's solicitation of offers to purchase Notes as agent of the Company or the Agent's obligation to purchase Notes as principal pursuant to any Terms Agreement or otherwise, the respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Agent or the Company or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive delivery of and payment for the Notes for a period extending to the earlier of (i) three years from the corresponding Settlement Date for such Notes or (ii) the expiration of any applicable statute of limitations governing such solicitation or purchase of Notes.

      8. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Agent, will be mailed, delivered or transmitted to it by any standard form of telecommunications at:

                  Salomon Smith Barney Inc.
                  7 World Trade Center
                  New York, NY 10048
                  Attention: Medium Term Note Department
                  Fax:  (212) 783-2274

or, if sent to the Company, will be mailed, delivered or transmitted by any standard form of telecommunications at:

                  Citigroup Inc.
                  153 East 53rd Street
                  New York, NY 10043
                  Attention: Deputy Treasurer
                             Reference Medium-Term Note Program
                  Fax: (212) 793-8098

                  and

                  399 Park Avenue
                  New York, New York 10043
                  Attention: Deputy General Counsel
                             Reference Medium-Term Note Program
                  Fax:  (212) 793-3430

Any party to this Agreement may change the address to which notices or communications to it shall be directed by giving notice in writing to the other parties hereto.

      9. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 5 hereof. Nothing expressed or implied in this Agreement or any Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Section 5 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof and thereof, except to the extent provided for in Section 4 hereof, are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase. This Agreement and the rights and obligations of the Agent hereunder may not be assigned without the prior written consent of the Company.

      10. Waivers, Etc. Neither any failure nor delay on the part of any party to exercise any right, remedy, power or privilege under this Agreement (singly and collectively referred to as a "Right") shall operate as a waiver of such Right, nor shall any single or partial exercise of any Right preclude any other or further exercise of any Right, nor shall any waiver of any Right with respect to any occurrence be construed as a waiver of any Right with respect to any other occurrence.

      11. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

            If the foregoing is in accordance with the Agent's understanding of this agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and the Agent's acceptance shall represent a binding agreement between the Company and the Agent.

                                    Very truly yours,

                                    CITIGROUP INC.


                                    By /s/ Guy R. Whittaker
                                       ______________________________________
                                       Name:  Guy R. Whittaker
                                       Title: Treasurer

The foregoing Agreement
is hereby confirmed and
accepted as of the date
first written above.

SALOMON SMITH BARNEY INC.



By /s/ James M. Harasimowicz
   _____________________________
   Name:  James M. Harasimowicz
   Title: Director

                                                                      Schedule 1


                                 Citigroup Inc.
                                Medium-Term Notes
                               Commission Schedule

            Unless it is agreed at the time of trade that an Issue of Notes will be offered to retail investors, Citigroup agrees to pay each Selling Agent a commission equal to the following percentage of the principal amount of Notes sold to institutional purchasers solicited by such Selling Agent:

                                                Commission Rate
                                                (as a percentage of
      Term                                      principal amount)
      ----                                      -------------------
      9 months to less than 1 year                   .125%
      1 year to less than 18 months                  .15
      18 months to less than 2 years                 .20
      2 years to less than 3 years                   .25
      3 years to less than 4 years                   .35
      4 years to less than 5 years                   .45
      5 years to less than 6 years                   .50
      6 years to less than 7 years                   .55
      7 years to less than 10 years                  .60
      10 years to less than 15 years                 .625
      15 years to less than 20 years                 .675
      20 years to less than 30 years                 .75
      30 years to less than 50 years                 .875
      50 years to less than 60 years                1.00
      Greater than 60 years                   to be negotiated


                                     S 1-1

                                                                       Exhibit A


                                 CITIGROUP INC.

                       MEDIUM-TERM SENIOR NOTES, SERIES D

                    MEDIUM-TERM SUBORDINATED NOTES, SERIES D

                 DUE NINE MONTHS OR MORE FROM THE DATE OF ISSUE

                                 TERMS AGREEMENT


                                                   Dated:      , 2000


Citigroup Inc.
153 East 53rd Street
New York, NY 10043

Attention:  Deputy Treasurer

            Re:  Distribution Agreement dated December 14, 2000
                 (the "Distribution Agreement")

            Subject to the terms and provisions stated below, the undersigned agrees to purchase the following principal amount of your (check box):

            [ ] Medium-Term Senior Notes, Series D, Due Nine Months or More
            from the Date of Issue: $          ;  and/or

            [ ] Medium-Term Subordinated Notes, Series D, Due Nine Months or
            More from the Date of Issue: $           .


For All Notes:                       For Fixed Rate Notes:             For Floating Rate Notes:
--------------                       ---------------------             ------------------------
Purchase Price:                      Interest Rate:                    Base Rate:

Price to Public:                                                       Index Maturity:

For All Notes:                       For Fixed Rate Notes:             For Floating Rate Notes:
--------------                       ---------------------             ------------------------
Settlement Date and time:                                              Spread:

Place of delivery:                                                     Spread Multiplier:

Original Issue Date:                 Amortization
                                     Schedule:

Date on which interest
begins to accrue (if
different from Original
Issue Date):

Specified Currency:                                                    Initial Interest Rate:

Maturity Date:                                                         Interest Reset Dates:

Interest Payment Dates:                                                Maximum Interest Rate:

For All Notes:                       For Fixed Rate Notes:             For Floating Rate Notes:
--------------                       ---------------------             ------------------------
Regular Record Dates:

Exchange Rate Agent:

Option to receive
payments in specified
currency other than U.S.
Dollars:

Sinking fund:

Total amount OID:

Original yield to                                                      Minimum Interest Rate:
maturity:

Renewal terms:

For All Notes:                       For Fixed Rate Notes:             For Floating Rate Notes:
--------------                       ---------------------             ------------------------
Option to elect
repayment:

Optional Repayment Dates:

Optional Repayment
prices:

Optional Interest Rate
Reset:

Optional Reset Dates:

Optional extension of
maturity:

Length of extension
period:

For All Notes:                       For Fixed Rate Notes:             For Floating Rate Notes:
--------------                       ---------------------             ------------------------
Number of extension
periods:

Final Maturity Date:

Depositary:

Optional Redemption                                                    Interest Reset Period:
Date(s):

Initial Redemption Date:                                               Interest payment
                                                                       Period:

Initial Redemption                                                     Calculation Agent:
Percentage:

Annual redemption
percentage decrease:

For All Notes:                       For Fixed Rate Notes:             For Floating Rate Notes:
--------------                       ---------------------             ------------------------
Other terms:

            The provisions of Sections 1(b) and (c) and 2 through 11 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

            Between the date of this Agreement and the Settlement Date with respect to this Agreement, you will not, without the undersigned's prior consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Medium-Term Senior Notes, Series D, Due Nine Months or More from the Date of Issue and the Medium-Term Subordinated Notes, Series D, Due Nine Months or More from the Date of Issue (other than (i) the Notes to be sold pursuant to this Agreement and (ii) commercial paper issued in the ordinary course of business), except as may otherwise be provided herein.

            The following information, opinions, certificates, letters and documents referred to in Section 4 of the Distribution Agreement will be required:

                              SALOMON SMITH BARNEY INC.

                              By ______________________________
                                  Name:
                                  Title:

Accepted:
CITIGROUP INC.

By________________________________
   Name:
   Title:

                                                                       Exhibit B


                                 CITIGROUP INC.

                   Medium-Term Notes Administrative Procedures

                                December 14, 2000


                  The Medium-Term Senior Notes, Series D, Due Nine Months or More from the Date of Issue (the "Senior Notes") and the Medium-Term Subordinated Notes, Series D, Due Nine Months or More from the Date of Issue (the "Subordinated Notes" and, together with the Senior Notes, the "Notes") of Citigroup Inc. (the "Company") are to be offered on a continuing basis. Salomon Smith Barney Inc. has agreed, as agent, to solicit purchases of the Notes issued in fully registered form. (The term "Agent" when used in these Administrative Procedures, means Salomon Smith Barney Inc.). The Agent will not be obligated to purchase Notes for its own account. The Notes are being sold pursuant to a Distribution Agreement between the Company and the agents named therein (including the Agent) dated the date hereof (the "Distribution Agreement"). The Notes have been registered with the Securities and Exchange Commission (the "Commission"). The Bank of New York ("BONY") is the trustee under the Indenture, dated as of March 15, 1987, as amended from time to time, under which the Senior Notes will be issued (the "Senior Debt Indenture"). Bank One Trust Company, N.A. (as successor in interest to The First National Bank of Chicago) ("Bank One") is the trustee (together with BONY, the "Trustees") under the Indenture, dated as of July 17, 1998, as amended from time to time, under which the Subordinated Notes will be issued (the "Subordinated Debt Indenture" and, together with the Senior Debt Indenture, the "Indentures"). The Senior Notes will constitute part of the senior debt of the Company and will rank equally with all other unsecured and unsubordinated debt of the Company. The Subordinated Notes will be subordinate and junior in the right of payment to all Senior Indebtedness of the Company, to the extent and in the manner set forth in the Subordinated Debt Indenture.

                  The Distribution Agreement provides that Notes may also be purchased by the Agent acting solely as principal and not as agent. In the event of any such purchase, the functions of both the Agent and the beneficial owner under the administrative procedures set forth below shall be performed by the Agent acting solely as principal, unless otherwise agreed to between the Company and the Agent acting as principal.

                  Each Note will be represented by either a Global Security (as defined hereinafter) or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Each Global Security representing Senior Notes will be delivered to BONY, and each Global Security representing Subordinated Notes will be delivered to Bank One, each acting as agent for The Depository Trust

Company or any successor depository selected by the Company ("DTC," which term, as used herein, includes any successor depository selected by the Company), and will be recorded in the book-entry system maintained by DTC (a "Book-Entry Note"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

                  The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agent and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agent and the Trustees in writing of those persons handling administrative responsibilities with whom the Agent and the Trustees are to communicate regarding orders to purchase Notes and the details of their delivery.

                  Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indentures, the Notes or the Prospectus Supplement relating to the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes." Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes." The Company will appoint and enter into agreements with agents (each a "Calculation Agent") to calculate interest rates on Floating Rate Notes. Unless otherwise specified in a Pricing Supplement, BONY will be the Calculation Agent for each Senior Note that is a Floating Rate Note and Bank One will be the Calculation Agent for each Subordinated Note that is a Floating Rate Note. To the extent the procedures set forth below conflict with the provisions of the Notes, the Indentures, DTC's operating requirements or the Distribution Agreement, the relevant provisions of the Notes, the Indentures, DTC's operating requirements and the Distribution Agreement shall control. The Company may, at its option, appoint Citibank, N.A. to act as paying agent.


                                     PART I

                          Administrative Procedures for
                                Book-Entry Notes

                  In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, BONY and Bank One (together, the "DTC Agents") will perform the custodial, document control and administrative functions described below for the Senior Notes and the Subordinated Notes, respectively. BONY will perform such functions in accordance with its respective obligations under a Letter of Representations from the Company and

BONY to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between BONY and DTC, dated as of August 17, 1989 and as amended to date, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS"). Bank One will perform such functions in accordance with its respective obligations under a Letter of Representations from the Company and Bank One to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between DTC and Bank One, dated as of May 26, 1989, and as amended to date, and its obligations as a participant in DTC, including DTC's SDFS.

Issuance:                                   On any date of settlement (as
                                            defined under "Settlement" below)
                                            for one or more Book-Entry Notes,
                                            the Company will issue a single
                                            global security in fully registered
                                            form without coupons (a "Global
                                            Security") representing up to
                                            $400,000,000 principal amount of all
                                            such Book-Entry Notes of the same
                                            Series that have the same Original
                                            Issue Date, Original Issue Discount
                                            provisions, if any, Interest Payment
                                            Dates, Regular Record Dates,
                                            Interest Payment Period, redemption,
                                            repayment and extension provisions,
                                            if any, Stated Maturity, and, in the
                                            case of Fixed Rate Notes, interest
                                            rate, and amortization schedule, if
                                            any, or, in the case of Floating
                                            Rate Notes, Initial Interest Rate,
                                            Base Rate, Index Maturity, Interest
                                            Reset Period, Interest Reset Dates,
                                            Spread and/or Spread Multiplier, if
                                            any, Minimum Interest Rate, if any,
                                            and Maximum Interest Rate, if any
                                            and, in each case, any other
                                            relevant terms (collectively, the
                                            "Terms"). Each Global Security will
                                            be dated and issued as of the date
                                            of its settlement. Each Global
                                            Security will bear an Original Issue
                                            Date, which will be (i) with respect
                                            to an original Global Security (or
                                            any portion thereof), the Original
                                            Issue Date specified in such Global
                                            Security and (ii) following a
                                            consolidation of Global Securities,
                                            with respect to the Global Security
                                            resulting from such consolidation,
                                            the most recent Interest Payment
                                            Date to which interest has been paid
                                            or duly provided for on the
                                            predecessor Global Securities,
                                            regardless of the date of
                                            authentication of such resulting
                                            Global Security. No Global Security
                                            will represent (i) both Fixed Rate
                                            and Floating Rate Book-Entry Notes
                                            or (ii) any Certificated Note or
                                            (iii) both Senior Notes and
                                            Subordinated Notes.

Identification Numbers:                     The Company has arranged with the
                                            CUSIP Service Bureau of Standard &
                                            Poor's Corporation (the "CUSIP
                                            Service Bureau") for the reservation
                                            of two series of CUSIP numbers, one
                                            for Senior Notes and one for
                                            Subordinated Notes, each of which
                                            series consists of approximately 900
                                            CUSIP numbers and relates to Global
                                            Securities representing Book-Entry
                                            Notes and book-entry medium-term
                                            notes issued by the Company with
                                            other Series designations. The DTC
                                            Agents, the Company and DTC have
                                            obtained from the CUSIP Service
                                            Bureau a written list of such
                                            reserved CUSIP numbers. The DTC
                                            Agents will assign CUSIP numbers to
                                            Global Securities as described below
                                            under Settlement Procedure "B." DTC
                                            will notify the CUSIP Service Bureau
                                            periodically of the CUSIP numbers
                                            that the DTC Agents have assigned to
                                            Global Securities. Each DTC Agent
                                            will notify the Company at any time
                                            when fewer than 100 of the reserved
                                            CUSIP numbers remain unassigned to
                                            Global Securities, and, if it deems
                                            necessary, the Company will reserve
                                            additional CUSIP numbers for
                                            assignment to Global Securities.
                                            Upon obtaining such additional CUSIP
                                            numbers, the Company shall deliver a
                                            list of such additional CUSIP
                                            numbers to either or both DTC
                                            Agents, as needed, and to DTC.

Registration:                               Global Securities will be issued
                                            only in fully registered form
                                            without coupons. Each Global
                                            Security will be registered in the
                                            name of CEDE & CO., as nominee for
                                            DTC, on the securities register for
                                            the Notes (the "Securities
                                            Register") maintained under the
                                            applicable Indenture. The beneficial
                                            owner of a Book-Entry Note (or one
                                            or more indirect participants in DTC
                                            designated by such owner) will
                                            designate one or more participants
                                            in DTC (with respect to such
                                            Book-Entry Note, the "Participants")
                                            to act as agent or agents for such
                                            owner in connection with the
                                            book-entry system maintained by DTC,
                                            and DTC will record in book-entry
                                            form, in accordance with instruc-

                                            tions provided by such Participants,
                                            a credit balance with respect to
                                            such beneficial owner in such
                                            Book-Entry Note in the account of
                                            such Participants. The ownership
                                            interest of such beneficial owner
                                            (or such participant) in such
                                            Book-Entry Note will be recorded
                                            through the records of such
                                            Participants or through the separate
                                            records of such Participants and one
                                            or more indirect participants in
                                            DTC.

Transfers:                                  Transfers of a Book-Entry Note will
                                            be accomplished by book entries made
                                            by DTC and, in turn, by Participants
                                            (and in certain cases, one or more
                                            indirect participants in DTC) acting
                                            on behalf of beneficial transferors
                                            and transferees of such Note.

Exchanges:                                  Each DTC Agent may deliver to DTC
                                            and the CUSIP Service Bureau at any
                                            time a written notice of
                                            consolidation (a copy of which shall
                                            be attached to the resulting Global
                                            Security described below) specifying
                                            (i) the CUSIP numbers of two or more
                                            outstanding Global Securities that
                                            represent (A) Fixed Rate Book-Entry
                                            Notes of the same Series and having
                                            the same Terms and for which
                                            interest has been paid to the same
                                            date or (B) Floating Rate Book-Entry
                                            Notes of the same Series and having
                                            the same Terms and for which
                                            interest has been paid to the same
                                            date, (ii) a date, occurring at
                                            least thirty days after such written
                                            notice is delivered and at least
                                            thirty days before the next Interest
                                            Payment Date for such Book-Entry
                                            Notes, on which such Global
                                            Securities shall be exchanged for a
                                            single replacement Global Security
                                            and (iii) a new CUSIP number to be
                                            assigned to such replacement Global
                                            Security. Upon receipt of such a
                                            notice, DTC will send to its
                                            participants (including the DTC
                                            Agent for such replacement Global
                                            Security) a written reorganization
                                            notice to the effect that such
                                            exchange will occur on such date.
                                            Prior to the specified exchange
                                            date, such DTC Agent will deliver to
                                            the CUSIP Service Bureau a written
                                            notice setting forth such exchange
                                            date and such new CUSIP number and
                                            stating that, as of such exchange
                                            date, the CUSIP numbers of the

                                            Global Securities to be exchanged
                                            will no longer be valid. On the
                                            specified exchange date, such DTC
                                            Agent will exchange such Global
                                            Securities for a single Global
                                            Security bearing the new CUSIP
                                            number and a new Original Issue
                                            Date, which shall be the last date
                                            to which interest has been paid on
                                            the underlying Book-Entry Notes, and
                                            the CUSIP numbers of the exchanged
                                            Global Securities will, in
                                            accordance with CUSIP Service Bureau
                                            procedures, be canceled and not
                                            immediately reassigned. Upon such
                                            exchange, the DTC Agent will mark
                                            the predecessor Global Security
                                            "canceled," make appropriate entries
                                            in the DTC Agent's records and
                                            destroy such canceled Global
                                            Security in accordance with the
                                            terms of the applicable Indenture
                                            and deliver a certificate of
                                            destruction to the Company.
                                            Notwithstanding the foregoing, if
                                            the Global Securities to be
                                            exchanged exceed $400,000,000 in
                                            aggregate principal amount, one
                                            Global Security will be
                                            authenticated and issued to
                                            represent each $400,000,000 of
                                            principal amount of the exchanged
                                            Global Securities and an additional
                                            Global Security will be
                                            authenticated and issued to
                                            represent any remaining principal
                                            amount of such Global Securities
                                            (see "Denominations" below).

Maturities:                                 Each Book-Entry Note will mature on
                                            a date nine months or more after the
                                            issue date for such Note. A Floating
                                            Rate Book-Entry Note will mature
                                            only on an Interest Payment Date for
                                            such Note.

Denominations:                              Book-Entry Notes will be issued in
                                            principal amounts of $1,000 or any
                                            amount in excess thereof that is an
                                            integral multiple of $1,000. If
                                            Book-Entry Notes are denominated in
                                            a Specified Currency other than U.S.
                                            dollars, the denominations of such
                                            Notes will be determined pursuant to
                                            the provisions of the applicable
                                            Pricing Supplement. Global
                                            Securities will be denominated in
                                            principal amounts not in excess of
                                            $400,000,000 (or the equivalent
                                            thereof). If one or more Book-Entry
                                            Notes having an aggregate principal
                                            amount in excess of

                                            $400,000,000 (or the equivalent
                                            thereof) would, but for the
                                            preceding sentence, be represented
                                            by a single Global Security, then
                                            one Global Security will be
                                            authenticated and issued to
                                            represent each $400,000,000
                                            principal amount (or the equivalent
                                            thereof) of such Book-Entry Note or
                                            Notes and an additional Global
                                            Security will be authenticated and
                                            issued to represent any remaining
                                            principal amount of such Book-Entry
                                            Note or Notes. In such a case, each
                                            of the Global Securities
                                            representing such Book-Entry Note or
                                            Notes shall be assigned the same
                                            CUSIP number.

Notice of Redemption Dates:                 Each DTC Agent will, with respect to
                                            the Notes for which it is the
                                            Trustee, give notice to DTC prior to
                                            each Redemption Date (as specified
                                            in the Note) if any at the time and
                                            in the manner set forth in the
                                            applicable Letter of
                                            Representations.

Interest:                                   General. Unless otherwise indicated
                                            in the applicable Pricing
                                            Supplement, interest, if any, on
                                            each Book-Entry Note will accrue
                                            from the Original Issue Date (or
                                            such other date on which interest
                                            otherwise begins to accrue (if
                                            different than the Original Issue
                                            Date)) of the Global Security
                                            representing such Book-Entry Note
                                            for the first interest period or the
                                            last date to which interest has been
                                            paid, if any, for each subsequent
                                            interest period, on the Global
                                            Security representing such
                                            Book-Entry Note, and will be
                                            calculated and paid in the manner
                                            and on the Interest Payment Dates
                                            described in such Book-Entry Note
                                            and in the Prospectus (as defined in
                                            the Distribution Agreement), as
                                            supplemented by the applicable
                                            Pricing Supplement. Unless otherwise
                                            specified, each payment of interest
                                            on a Book-Entry Note will include
                                            interest accrued to but excluding
                                            the Interest Payment Date; provided,
                                            that in the case of Floating Rate
                                            Notes that reset daily or weekly,
                                            interest payments will include
                                            interest accrued to but excluding
                                            the next preceding Regular Record
                                            Date, except that at stated
                                            Maturity, the interest payable will
                                            include interest accrued to, but
                                            excluding, the Maturity. Interest
                                            payable at

                                            the Maturity of a Book-Entry Note
                                            will be payable to the Person to
                                            whom the principal of such Note is
                                            payable. Standard & Poor's
                                            Corporation will use the information
                                            received in the pending deposit
                                            message described under Settlement
                                            Procedure "C" below in order to
                                            include the amount of any interest
                                            payable and certain other
                                            information regarding the related
                                            Global Security in the appropriate
                                            (daily or weekly) bond report
                                            published by Standard & Poor's
                                            Corporation.

                                            Regular Record Dates. The Regular
                                            Record Date with respect to any
                                            Interest Payment Date for a Floating
                                            Rate Note, Fixed Rate Note or
                                            Indexed Rate Note shall be the date
                                            (whether or not a Business Day)
                                            fifteen calendar days immediately
                                            preceding such Interest Payment
                                            Date.

Payments of Principal and Interest:         Payment of Interest Only. Promptly
                                            after each Regular Record Date, the
                                            DTC Agent for each Global Security
                                            will deliver to the Company and DTC
                                            a written notice setting forth, by
                                            CUSIP number, the amount of interest
                                            to be paid on each Global Security
                                            on the following Interest Payment
                                            Date (other than an Interest Payment
                                            Date coinciding with Maturity) and
                                            the total of such amounts. DTC will
                                            confirm the amount payable on each
                                            Global Security on such Interest
                                            Payment Date by reference to the
                                            appropriate (daily or weekly) bond
                                            reports published by Standard &
                                            Poor's Corporation. The Company will
                                            pay to the Trustee for the Notes
                                            represented by such Global Security
                                            the total amount of interest due on
                                            such Interest Payment Date (other
                                            than at Maturity), and such Trustee
                                            will pay such amount to DTC, at the
                                            times and in the manner set forth
                                            below under "Manner of Payment." If
                                            any Interest Payment Date for a
                                            Book-Entry Note is not a Business
                                            Day, the payment due on such day
                                            shall be made on the next succeeding
                                            Business Day and no interest shall
                                            accrue as a result of such delayed
                                            payment. In the case of a Floating
                                            Rate Note that is a LIBOR note or a
                                            EURIBOR note (each as described in
                                            the Pro-

                                            spectus), if postponement to the
                                            next business day would cause the
                                            interest payment date to be in the
                                            next succeeding calendar month, the
                                            Interest Payment Date will instead
                                            be the immediately preceding
                                            Business Day.

                                            Payments at Maturity or Upon
                                            Redemption. On or about the first
                                            Business Day of each month, each DTC
                                            Agent will, with respect to the
                                            Global Securities for which it acts
                                            as DTC Agent, deliver to the
                                            Company, DTC and the applicable
                                            Trustee a written list of principal
                                            and interest to be paid on each
                                            Global Security maturing either at
                                            Maturity or on a Redemption Date in
                                            the following month. The DTC Agent
                                            for each Global Security, the
                                            Company and DTC will confirm the
                                            amounts of such principal and
                                            interest payments with respect to
                                            each such Global Security on or
                                            about the fifth Business Day
                                            preceding the Maturity Date or
                                            Redemption Date of such Global
                                            Security. On or before such Maturity
                                            or Redemption, the Company will pay
                                            to the Trustee for the Notes
                                            represented by such Global Security
                                            the principal amount or redemption
                                            price of such Global Security,
                                            together with interest due at such
                                            Maturity or redemption in the manner
                                            set forth below under "Manner of
                                            Payment." Such Trustee will pay such
                                            amount to DTC at the times and in
                                            the manner set forth below under
                                            "Manner of Payment." If any Maturity
                                            of a Global Security representing
                                            Book-Entry Notes is not a Business
                                            Day, the payment due on such day
                                            shall be made on the next succeeding
                                            Business Day and no interest shall
                                            accrue on such payment for the
                                            period from and after such Maturity
                                            Date or Redemption Date. Promptly
                                            after payment to DTC of the
                                            principal and interest or redemption
                                            price due on the Maturity Date or
                                            Redemption Date of such Global
                                            Security, the Trustee for such
                                            Global Security will cancel and
                                            destroy such Global Security in
                                            accordance with the applicable
                                            Indenture and, if requested, deliver
                                            a certificate of destruction to the
                                            Company.

                                            Manner of Payment. The total amount
                                            of any

                                            principal and interest or redemption
                                            price due on Global Securities on
                                            any Interest Payment Date or at
                                            Maturity or upon redemption or
                                            repayment shall be paid by the
                                            Company to the Trustee for the Notes
                                            represented by such Global Security
                                            in immediately available funds no
                                            later than 9:30 A.M. (New York City
                                            time) on such date. The Company will
                                            make such payment on such Global
                                            Securities by instructing such
                                            Trustee to withdraw funds from an
                                            account maintained by the Company
                                            with the DTC Agent for the Notes
                                            represented by such Global
                                            Securities. The Company will confirm
                                            any such instructions in writing to
                                            such Trustee. Prior to 10 A.M. (New
                                            York City time) on the date of
                                            Maturity or as soon as possible
                                            thereafter, such Trustee will pay by
                                            separate wire transfer (using
                                            Fedwire message entry instructions
                                            in a form previously specified by
                                            DTC) to an account at the Federal
                                            Reserve previously specified by DTC,
                                            in funds available for immediate use
                                            by DTC, each payment of principal
                                            (together with interest thereon) due
                                            on a Global Security on such
                                            Maturity Date or Redemption Date. On
                                            each Interest Payment Date (other
                                            than at Maturity), interest payments
                                            shall be made to DTC, in same day
                                            funds, in accordance with existing
                                            arrangements between the relevant
                                            DTC Agent and DTC. On each such
                                            date, DTC will pay, in accordance
                                            with its SDFS operating procedures
                                            then in effect, such amounts in
                                            funds available for immediate use to
                                            the respective Participants in whose
                                            names the Book-Entry Notes
                                            represented by such Global
                                            Securities are recorded in the
                                            book-entry system maintained by DTC.
                                            None of the Company (as issuer or as
                                            paying agent), the Trustee or such
                                            DTC Agent shall have any direct
                                            responsibility or liability for the
                                            payment by DTC to such Participants
                                            of the principal of and interest on
                                            the Book-Entry Notes.

                                            If an issue of Notes is denominated
                                            in a currency other than the U.S.
                                            dollar, the Company will make
                                            payments of principal and any
                                            interest in the currency in which
                                            the Notes are de-

                                            nominated (the "foreign currency")
                                            or in U.S. dollars. DTC has elected
                                            to have all such payments of
                                            principal and interest in U.S.
                                            dollars unless notified by any of
                                            its Participants through which an
                                            interest in the Notes is held that
                                            it elects, in accordance with and to
                                            the extent permitted by the
                                            applicable Pricing Supplement and
                                            the Note, to receive such payment of
                                            principal or interest in the foreign
                                            currency. On or prior to the third
                                            Business Day after the record date
                                            for payment of interest and twelve
                                            days prior to the date for payment
                                            of principal, such Participant shall
                                            notify DTC of (i) its election to
                                            receive all, or the specified
                                            portion, of such payment in the
                                            foreign currency and (ii) its
                                            instructions for wire transfer of
                                            such payment to a foreign currency
                                            account.

                                            DTC will notify the applicable
                                            Trustee on or prior to the fifth
                                            Business Day after the record date
                                            for payment of interest and ten days
                                            prior to the date for payment of
                                            principal of the portion of such
                                            payment to be received in the
                                            foreign currency and the applicable
                                            wire transfer instructions, and the
                                            applicable Trustee shall use such
                                            instructions to pay the Participants
                                            directly. If DTC does not so notify
                                            the applicable Trustee, it is
                                            understood that only U.S. dollar
                                            payments are to be made. The
                                            applicable Trustee shall notify DTC
                                            on or prior to the second Business
                                            Day prior to payment date of the
                                            conversion rate to be used and the
                                            resulting U.S. dollar amount to be
                                            paid per $1,000 face amount. In the
                                            event that the applicable Trustee's
                                            quotation to convert the foreign
                                            currency into U.S. dollars is not
                                            available, the applicable Trustee
                                            shall notify DTC's Dividend
                                            Department that the entire payment
                                            is to be made in the foreign
                                            currency. In such event, DTC will
                                            ask its Participants for payment
                                            instructions and forward such
                                            instructions to the applicable
                                            Trustee and the applicable Trustee
                                            shall use such instructions to pay
                                            the Participants directly.

                                            Withholding Taxes. The amount of any
                                            taxes

                                            required under applicable law to be
                                            withheld from any interest or
                                            principal or redemption payment on a
                                            Book-Entry Note will be determined
                                            and withheld by the Participant,
                                            indirect participant in DTC or other
                                            Person responsible for forwarding
                                            payments and materials directly to
                                            the beneficial owner of such Note.

Procedures upon Company's                   Company Notice to Trustee regarding
Exercise of Optional Reset or               Exercise of Optional Reset. Not less
Optional Extension of Maturity:             than 45 or more than 60 days before
                                            an Optional Reset Date as set forth
                                            in a Book-Entry Note, the Company
                                            will notify the Trustee for such
                                            Book-Entry Note whether it is
                                            exercising its option to reset the
                                            interest rate or Spread or Spread
                                            Multiplier, as the case may be, for
                                            such Book-Entry Note, and if so, (i)
                                            the new interest rate or Spread or
                                            Spread Multiplier, as the case may
                                            be, for such Book-Entry Note during
                                            the period from such Optional Reset
                                            Date to the next Optional Reset Date
                                            as set forth in such Book-Entry Note
                                            or, if there is no such next
                                            Optional Reset Date, to the Stated
                                            Maturity of such Book-Entry Note
                                            (the "Subsequent Interest Period");
                                            and (ii) the provisions, if any, for
                                            redemption of such Book-Entry Note
                                            during such Subsequent Interest
                                            Period, including the date or dates
                                            on which or the period or periods
                                            during which such redemption may
                                            occur during such Subsequent
                                            Interest Period.

                                            Company Notice to Trustee regarding
                                            Exercise of Optional Extension of
                                            Maturity. If the Company elects to
                                            exercise an option, as set forth in
                                            a Book-Entry Note, to extend the
                                            Stated Maturity of such Note, it
                                            will so notify the Trustee for such
                                            Book-Entry Note no less than 45 or
                                            more than 60 days before the Stated
                                            Maturity of such Book-Entry Note,
                                            and will further indicate (i) the
                                            new Stated Maturity; (ii) the
                                            interest rate or Spread or Spread
                                            Multiplier, as the case may be,
                                            applicable to the extension period;
                                            and (iii) the provisions, if any,
                                            for redemption of such Book-Entry
                                            Note during such extension period,
                                            including the date or dates on which
                                            or the period or periods

                                            during which such redemption may
                                            occur during such extension period.

                                            Trustee Notice to DTC regarding
                                            Company's Exercise of Optional
                                            Extension or Reset. Upon receipt of
                                            notice from the Company regarding
                                            the Company's exercise of either an
                                            optional extension of maturity or an
                                            optional reset, the Trustee for the
                                            Book-Entry Note will deliver a
                                            notice to DTC not less than 40 days
                                            before the Optional Reset Date (in
                                            which case a "Reset Notice") or the
                                            Stated Maturity (in which case an
                                            "Extension Notice"), as the case may
                                            be, which Reset Notice or Extension
                                            Notice shall identify such
                                            Book-Entry Note by CUSIP number and
                                            shall contain the information
                                            required by the terms of the
                                            Book-Entry Note.

                                            Trustee Notice to Company regarding
                                            Option to be Repaid. If, after
                                            receipt of either a Reset Notice or
                                            an Extension Notice, DTC exercises
                                            the option for repayment by
                                            tendering the Global Security
                                            representing the Book-Entry Note to
                                            be repaid as set forth in such Note,
                                            the Trustee for such Book-Entry Note
                                            shall give notice to the Company not
                                            less than 22 days before the
                                            Optional Reset Date or the old
                                            Stated Maturity, as the case may be,
                                            of the principal amount of
                                            Book-Entry Notes to be repaid on
                                            such Optional Reset Date or old
                                            Stated Maturity, as the case may be.

                                            Company Notice regarding New
                                            Interest Rate or New Spread or
                                            Spread Multiplier. If the Company
                                            elects to revoke the interest rate
                                            or Spread or Spread Multiplier
                                            provided for in the Reset Notice and
                                            establish a higher interest rate or
                                            Spread or Spread Multiplier for an
                                            Optional Reset Period or extension
                                            period, as the case may be, it
                                            shall, not less than 20 days before
                                            such Optional Reset Date or old
                                            Stated Maturity, so notify the
                                            Trustee for the affected Book-Entry
                                            Note. The Trustee will immediately
                                            thereafter notify DTC of the new
                                            interest rate or Spread or Spread
                                            Multiplier applicable to such
                                            Book-Entry Note.

                                            Trustee Notice to Company regarding
                                            DTC Revocation of Option to be
                                            Repaid. If, after DTC has tendered
                                            any Book-Entry Notes for repayment
                                            pursuant to an Extension Notice or
                                            an Reset Notice, DTC then revokes
                                            such tender for repayment, the
                                            Trustee for such Book-Entry Notes
                                            shall give notice to the Company not
                                            less than five days prior to the
                                            Stated Maturity or Optional Reset
                                            Date, as the case may be, of such
                                            revocation and of the principal
                                            amount of Book-Entry Notes for which
                                            tender for repayment has been
                                            revoked.

                                            Deposit of Repayment Price. On or
                                            before any old Stated Maturity where
                                            the Maturity has been extended, and
                                            on or before any Optional Reset
                                            Date, the Company shall deposit with
                                            such Trustee an amount of money
                                            sufficient to pay the principal
                                            amount, plus interest accrued to
                                            such old Stated Maturity or Optional
                                            Reset Date, as the case may be, for
                                            all the Book-Entry Notes or portions
                                            thereof for which such Trustee
                                            serves as Trustee and which are to
                                            be repaid on such old Stated
                                            Maturity or Optional Reset Date, as
                                            the case may be. Such Trustee will
                                            use such money to repay such
                                            Book-Entry Notes pursuant to the
                                            terms set forth in such Notes.

Procedures upon                             Company Notice to Trustee regarding
Company's Exercise                          Exercise of Optional Redemption. At
of Optional                                 least 45 days prior to the date on
Redemption:                                 which it intends to redeem a
                                            Book-Entry Note, the Company will
                                            notify the Trustee for such
                                            Book-Entry Note that it is
                                            exercising such option with respect
                                            to such Book-Entry Note on such date
                                            and the redemption price of such
                                            Book-Entry Notes.

                                            Trustee Notice to DTC regarding
                                            Company's Exercise of Optional
                                            Redemption. After receipt of notice
                                            that the Company is exercising its
                                            option to redeem a Book-Entry Note,
                                            the Trustee will, at least 30 days
                                            before the Redemption Date for such
                                            Book-Entry Note, hand deliver to DTC
                                            a notice identifying such Book-Entry
                                            Note by CUSIP number and informing
                                            DTC of the Company's exercise of

                                            such option with respect to such
                                            Book-Entry Note.

                                            Deposit of Redemption Price. On or
                                            before any Redemption Date, the
                                            Company shall deposit with such
                                            Trustee an amount of money
                                            sufficient to pay the redemption
                                            price, plus interest accrued to such
                                            Redemption Date, for all the
                                            Book-Entry Notes or portions thereof
                                            for which such Trustee serves as
                                            Trustee and which are to be repaid
                                            on such Redemption Date. Such
                                            Trustee will use such money to repay
                                            such Book-Entry Notes pursuant to
                                            the terms set forth in such Notes.

Payments of Principal                       Trustee Notice to Company of Option
and Interest Upon                           to be Repaid. Upon receipt of notice
Exercise of Optional                        of exercise of the option for
Repayment (Except                           repayment and the Global Securities
Pursuant to                                 representing the Book-Entry Notes so
Company's Exercise                          to be repaid as set forth in such
of Optional Reset or                        Notes, the Trustee for such
Optional Extension):                        Book-Entry Notes shall (unless such
                                            notice was received pursuant to the
                                            Company's exercise of an optional
                                            reset or an optional extension of
                                            maturity, in each of which cases the
                                            relevant procedures set forth above
                                            are to be followed) give notice to
                                            the Company not less than 20 days
                                            prior to each Optional Repayment
                                            Date of such Optional Repayment Date
                                            and of the principal amount of
                                            Book-Entry Notes to be repaid on
                                            such Optional Repayment Date.

                                            Deposit of Repayment Price. On or
                                            prior to any Optional Repayment
                                            Date, the Company shall deposit with
                                            such Trustee an amount of money
                                            sufficient to pay the optional
                                            repayment price, and accrued
                                            interest thereon to such date, of
                                            all the Book-Entry Notes or portions
                                            thereof which are to be repaid on
                                            such date. Such Trustee will use
                                            such money to repay such Book-Entry
                                            Notes pursuant to the terms set
                                            forth in such Notes.

Procedure for Rate                          The Company and the Agent will
Setting and Posting:                        discuss from time to time the
                                            aggregate principal amount of, the
                                            issuance price of, and the interest
                                            rates to be borne by, Book-Entry
                                            Notes that may be

                                            sold as a result of the solicitation
                                            of orders by the Agent. If the
                                            Company decides to set prices of,
                                            and rates borne by, any Book-Entry
                                            Notes in respect of which the Agent
                                            is to solicit orders (the setting of
                                            such prices and rates to be referred
                                            to herein as "posting") or if the
                                            Company decides to change prices or
                                            rates previously posted by it, it
                                            will promptly advise the Agent of
                                            the prices and rates to be posted.

Acceptance and Rejection of Orders:         Unless otherwise instructed by the
                                            Company, the Agent will advise the
                                            Company promptly by telephone of all
                                            orders to purchase Book-Entry Notes
                                            received by the Agent, other than
                                            those rejected by it in whole or in
                                            part in the reasonable exercise of
                                            its discretion. Unless otherwise
                                            agreed by the Company and the Agent,
                                            the Company has the right to accept
                                            orders to purchase Book-Entry Notes
                                            and may reject any such orders in
                                            whole or in part.

Preparation of Pricing Supplement:          If any order to purchase a
                                            Book-Entry Note is accepted by or on
                                            behalf of the Company, the Company
                                            will prepare a pricing supplement (a
                                            "Pricing Supplement") reflecting the
                                            terms of such Book-Entry Note, will
                                            file one copy thereof by electronic
                                            submission with the Commission in
                                            accordance with the applicable
                                            paragraph of Rule 424(b) under the
                                            Act, will deliver such number of
                                            copies thereof to the Agent as the
                                            Agent shall request and will, on the
                                            Agent's behalf, file three copies of
                                            such Pricing Supplement with the
                                            National Association of Securities
                                            Dealers, Inc. (the "NASD"). The
                                            Agent will cause a Prospectus and
                                            such Pricing Supplement to be
                                            delivered to the purchaser of such
                                            Book-Entry Note.

                                            In each instance that a Pricing
                                            Supplement is prepared, the Agent
                                            will affix the Pricing Supplement to
                                            Prospectuses prior to their use.
                                            Outdated Pricing Supplements and the
                                            Prospectuses to which they are
                                            attached (other than those retained
                                            for files), will be destroyed.

                                            Copies of the appropriate number of
                                            Pricing Supplements shall be
                                            delivered to the Agent at the
                                            following address by 11:00 A.M., New
                                            York City time, on the Business Day
                                            following the acceptance of an offer
                                            by or on behalf of the Company: to
                                            Salomon Smith Barney Inc., 7 World
                                            Trade Center, New York, New York
                                            10048 (with a copy transmitted by
                                            telecopy to (212) 783-2274,
                                            Attention: Medium Term Note
                                            Department).

Suspension of                               Subject to the Company's
Solicitation;                               representations, warranties and
Amendment or                                covenants contained in the
Supplement:                                 Distribution Agreement, the Company
                                            may instruct the Agent to suspend at
                                            any time, for any period of time or
                                            permanently, the solicitation of
                                            orders to purchase Book-Entry Notes.
                                            Upon receipt of such instructions,
                                            the Agent will forthwith suspend
                                            solicitation until such time as the
                                            Company has advised it such
                                            solicitation may be resumed.

                                            In the event that at the time the
                                            Company suspends solicitation of
                                            purchases there shall be any orders
                                            outstanding for settlement, the
                                            Company will promptly advise the
                                            Agent, the Trustees and the DTC
                                            Agents whether such orders may be
                                            settled and whether copies of the
                                            Prospectus as in effect at the time
                                            of the suspension, together with the
                                            appropriate Pricing Supplement, may
                                            be delivered in connection with the
                                            settlement of such orders. The
                                            Company will have the sole
                                            responsibility for such decision and
                                            for any arrangements that may be
                                            made in the event that the Company
                                            determines that such orders may not
                                            be settled or that copies of such
                                            Prospectus may not be so delivered.

Delivery of                                 A copy of the Prospectus and a
Prospectus:                                 Pricing Supplement relating to a
                                            Book-Entry Note must accompany or
                                            precede the earliest of any written
                                            offer of such Book-Entry Note,
                                            confirmation of the purchase of such
                                            Book-Entry Note and payment for such
                                            Book-Entry Note by its purchaser. If
                                            notice of a change in the terms of
                                            the Book-Entry Notes is received by

                                            the Agent between the time an order
                                            for a Book-Entry Note is placed and
                                            the time written confirmation
                                            thereof is sent by the Agent to a
                                            customer or his agent, such
                                            confirmation shall be accompanied by
                                            a Prospectus and Pricing Supplement
                                            setting forth the terms in effect
                                            when the order was placed. The Agent
                                            will deliver a Prospectus and
                                            Pricing Supplement as herein
                                            described with respect to each
                                            Book-Entry Note sold by it. The
                                            Company will make such delivery if
                                            such Book-Entry Note is sold
                                            directly by the Company to a
                                            purchaser (other than the Agent).

Confirmation:                               For each order to purchase a
                                            Book-Entry Note solicited by the
                                            Agent and accepted by or on behalf
                                            of the Company, the Agent will issue
                                            a confirmation to the purchaser,
                                            with a copy to the Company, setting
                                            forth the details set forth above
                                            and delivery and payment
                                            instructions.

Settlement:                                 The receipt by the Company of
                                            immediately available funds in
                                            payment for a Book-Entry Note and
                                            the authentication and issuance of
                                            the Global Security representing
                                            such Book-Entry Note shall
                                            constitute "settlement" with respect
                                            to such Book-Entry Note, and the
                                            date of such settlement, the
                                            "Settlement Date." All orders
                                            accepted by the Company will be
                                            settled on the third Business Day
                                            next succeeding the date of
                                            acceptance pursuant to the timetable
                                            for settlement set forth below
                                            unless the Company and the purchaser
                                            agree to settlement on another day
                                            which shall be no earlier than the
                                            Business Day next succeeding the
                                            date of sale.

Settlement                                  Settlement Procedures with regard to
Procedures:                                 each Book-Entry Note sold by the
                                            Company to or through the Agent,
                                            except pursuant to a Terms
                                            Agreement, shall be as follows:

                                            A.    The Agent will advise the
                                                  Company by telephone (or by
                                                  facsimile or other acceptable
                                                  written means) that such

                                                  Note is a Book-Entry Note and
                                                  of the following settlement
                                                  information:

                                                  1. Principal or face amount.

                                                  2. Series.

                                                  3. Stated Maturity.

                                                  4. In the case of a Fixed Rate
                                            Book-Entry Note, the interest rate
                                            and reset, redemption, repayment and
                                            extension provisions (if any) or, in
                                            the case of a Floating Rate
                                            Book-Entry Note, the Base Rate,
                                            Initial Interest Rate (if known at
                                            such time), Interest Reset Period,
                                            Interest Reset Dates, Index
                                            Maturity, Spread and/or Spread
                                            Multiplier (if any), Minimum
                                            Interest Rate (if any), Maximum
                                            Interest Rate (if any) and reset,
                                            redemption, repayment and extension
                                            provisions (if any).

                                                  5. Interest Payment Dates and
                                            the Interest Payment Period.

                                                  6. Amortization provisions, if
                                            any.

                                                  7. Settlement date and Issue
                                            Date, if different.

                                                  8. Specified currency.

                                                  9. Denominated currency,
                                            Indexed Currency, Base Exchange
                                            Rate, and the Determination Date, if
                                            applicable.

                                                  10. Price.

                                                  11. Agent's commission,
                                            determined as provided in the
                                            Distribution Agreement.

                                                  12. Whether such Book-Entry
                                            Note is an OID Note and, if so, the
                                            total amount of OID, the yield to
                                            maturity and the initial accrual
                                            period OID.

                                                  13. Any other terms necessary
                                            to describe the Book-Entry Note.

                                                 (a) The Company will advise the
                                            relevant DTC Agent by telephone
                                            (confirmed in writing at any time on
                                            the same date), written
                                            telecommunication or electronic
                                            transmission of the information set
                                            forth in Settlement Procedure "A"
                                            above. Each such communication by
                                            the Company shall constitute a
                                            representation and warranty by the
                                            Company to the DTC Agent for such
                                            Note, the Trustee for such Note and
                                            the Agent that (i) such Note is
                                            then, and at the time of issuance
                                            and sale thereof will be, duly
                                            authorized for issuance and sale by
                                            the Company and (ii) such Note, and
                                            the Global Security representing
                                            such Note, will conform with the
                                            terms of the Indenture for such
                                            Note. The DTC Agent will then assign
                                            a CUSIP number to the Global
                                            Security representing such
                                            Book-Entry Note and notify the Agent
                                            and the Company by telephone
                                            (confirmed in writing at any time on
                                            the same date), written
                                            telecommunication or electronic
                                            transmission of such CUSIP number as
                                            soon as practicable.

                                            B.    Such DTC Agent will enter a
                                                  pending deposit message
                                                  through DTC's Participant
                                                  Terminal System providing the
                                                  following settlement
                                                  information to DTC Standard &
                                                  Poor's Corporation,
                                                  Interactive Data Corporation,
                                                  the Agent and, upon request,
                                                  the Trustee for such Notes:

                                                  1. The information set forth
                                            in Settlement Procedure "A."

                                                  2. Identification as a Fixed
                                            Rate Book-Entry Note or a Floating
                                            Rate Book-Entry Note.

                                                  3. The Initial Interest
                                            Payment Date for such Book-Entry
                                            Note, number of days by which such
                                            date succeeds the related Regular
                                            Record Date and amount of interest
                                            payable on such Interest Payment
                                            Date.

                                                  4. The Interest Payment
                                            Period.

                                                  5. The CUSIP number of the
                                            Global Security representing such
                                            Book-Entry Note.

                                                  6. The participant account
                                            numbers maintained by DTC on behalf
                                            of the Trustee and the Agent.

                                                  7. Whether such Global
                                            Security will represent any other
                                            Book-Entry Note (to the extent known
                                            at such time).

                                            C.    To the extent the Company has
                                                  not already done so, the
                                                  Company will deliver to the
                                                  Trustee for such Notes a
                                                  Global Security in a form that
                                                  has been approved by the
                                                  Company, the Agent and the
                                                  Trustee.

                                            D.    The Trustee will complete such
                                                  Book-Entry Note, stamp the
                                                  appropriate legend, as
                                                  instructed by DTC, if not
                                                  already set forth thereon, and
                                                  authenticate the Global
                                                  Security representing such
                                                  Book-Entry Note.

                                            E.    DTC will credit such
                                                  Book-Entry Note to such DTC
                                                  Agent's participant account at
                                                  DTC.

                                            F.    Such DTC Agent will enter an
                                                  SDFS deliver order through
                                                  DTC's Participant Terminal
                                                  System instructing DTC to (i)
                                                  debit such Book-Entry Note to
                                                  such DTC Agent's participant
                                                  account and credit such
                                                  Book-Entry Note to the Agent's
                                                  participant account and (ii)
                                                  debit the Agent's settlement
                                                  account and credit such DTC
                                                  Agent's settlement account for
                                                  an amount equal to the price
                                                  of such Book-Entry Note less
                                                  the Agent's commission. The
                                                  entry of such a deliver order
                                                  shall constitute a
                                                  representation and warranty by
                                                  such DTC Agent to DTC that (i)
                                                  the Global Security
                                                  representing such Book-Entry
                                                  Note has been issued and
                                                  authenticated and

                                                  (ii) such DTC Agent is holding
                                                  such Global Security pursuant
                                                  to the Medium Term Note
                                                  Certificate Agreement between
                                                  such DTC Agent and DTC.

                                            G.    Unless the Agent is purchasing
                                                  such Note as principal, the
                                                  Agent will enter an SDFS
                                                  deliver order through DTC's
                                                  Participant Terminal System
                                                  instructing DTC (i) to debit
                                                  such Book-Entry Note to the
                                                  Agent's participant account
                                                  and credit such Book-Entry
                                                  Note to the participant
                                                  accounts of the Participants
                                                  with respect to such
                                                  Book-Entry Note and (ii) to
                                                  debit the settlement accounts
                                                  of such Participants and
                                                  credit the settlement account
                                                  of the Agent for an amount
                                                  equal to the price of such
                                                  Book-Entry Note.

                                            H.    Transfers of funds in
                                                  accordance with SDFS deliver
                                                  orders described in Settlement
                                                  Procedures "F" and "G" will be
                                                  settled in accordance with
                                                  SDFS operating procedures in
                                                  effect on the settlement date.

                                            I.    Such DTC Agent will, upon
                                                  receipt of funds from the
                                                  Agent in accordance with
                                                  Settlement Procedure "G,"
                                                  credit to an account of the
                                                  Company maintained at such DTC
                                                  Agent funds available for
                                                  immediate use in the amount
                                                  transferred to such DTC Agent
                                                  in accordance with Settlement
                                                  Procedure "G."

                                            J.    Unless the Agent is purchasing
                                                  such Book-Entry Note as
                                                  principal, the Agent will
                                                  confirm the purchase of such
                                                  Book-Entry Note to the
                                                  purchaser either by
                                                  transmitting to the
                                                  Participants with respect to
                                                  such Book-Entry Note a
                                                  confirmation order or orders
                                                  through DTC's institutional
                                                  delivery system or by mailing
                                                  a written confirmation to such
                                                  purchaser.

                                            K.    Monthly, each DTC Agent will
                                                  send to the Company a
                                                  statement setting forth the
                                                  principal amount of Registered
                                                  Notes Outstanding as of the
                                                  date of such statement and
                                                  setting forth a brief
                                                  description of any sales of
                                                  which the Company has advised
                                                  such DTC Agent but which have
                                                  not yet been settled.

Settlement Procedures Timetable:            For sales by the Company of
                                            Book-Entry Notes solicited by the
                                            Agent and accepted by the Company
                                            (except pursuant to a Terms
                                            Agreement) for settlement on the
                                            first Business Day after the sale
                                            date, Settlement Procedures "A"
                                            through "K" set forth above shall be
                                            completed as soon as possible but
                                            not later than the respective times
                                            (New York City time) set forth
                                            below:

                                            Settlement
                                            Procedure               Time
                                            ---------               ----

                                               A          11:00 A.M. on the sale date
                                               B          12:00 Noon on the sale date
                                               C          2:00 P.M. on the sale date
                                               D          3:00 P.M. on the day before
                                                          settlement
                                               E          9:00 A.M. on settlement date
                                               F          10:00 A.M. on settlement date
                                               G-H        2:00 P.M. on settlement date
                                               I          4:45 P.M. on settlement date
                                               J-K        5:00 P.M. on settlement date

                                            If a sale is to be settled more than
                                            one Business Day after the sale
                                            date, Settlement Procedures "A," "B"
                                            and "C" shall be completed as soon
                                            as practicable but no later than
                                            11:00 A.M., 12:00 Noon and 2:00
                                            P.M., respectively on the first
                                            Business Day after the sale date. If
                                            the Initial Interest Rate for a
                                            Floating Rate Book-Entry Note has
                                            not been determined at the time that
                                            Settlement Procedure "A" is
                                            completed, Settlement Procedures "B"
                                            and "C" shall be completed as soon
                                            as such rate has been determined but
                                            no later than 12:00 Noon and 2:00
                                            P.M., respectively, on the Business
                                            Day before the settlement date.

                                            Settlement Procedure "I" is subject
                                            to extension in accordance with any
                                            extension of Fedwire closing
                                            deadlines and in the other events
                                            specified in SDFS operating
                                            procedures in effect on the
                                            settlement date.

                                            If settlement of a Book-Entry Note
                                            is rescheduled or canceled, the DTC
                                            Agent for such Book-Entry Notes
                                            after receiving notice from the
                                            Company or the Agent, will deliver
                                            to DTC, through DTC's Participant
                                            Terminal System, a cancellation
                                            message to such effect by no later
                                            than 2:00 P.M. on the Business Day
                                            immediately preceding the scheduled
                                            settlement date.

Failure to Settle:                          If settlement of a Book-Entry Note
                                            is rescheduled and the DTC Agent for
                                            such Note has not entered an SDFS
                                            deliver order with respect to a
                                            Book-Entry Note pursuant to
                                            Settlement Procedure "F," after
                                            receiving notice from the Company or
                                            the Agent, such DTC Agent shall
                                            deliver to DTC, through DTC's
                                            Participant Terminal System, as soon
                                            as practicable, a withdrawal message
                                            instructing DTC to debit such
                                            Book-Entry Note to such DTC Agent's
                                            participant account. DTC will
                                            process the withdrawal message,
                                            provided that such DTC Agent's
                                            participant account contains a
                                            principal amount of the Global
                                            Security representing such
                                            Book-Entry Note that is at least
                                            equal to the principal amount to be
                                            debited. If a withdrawal message is
                                            processed with respect to all the
                                            Book-Entry Notes represented by a
                                            Global Security, the Trustee for the
                                            Notes represented by such Global
                                            Security will mark such Global
                                            Security "canceled," make
                                            appropriate entries in such
                                            Trustee's records and destroy the
                                            canceled Global Security in
                                            accordance with the applicable
                                            Indenture and, if requested, deliver
                                            a certificate of destruction to the
                                            Company. The CUSIP number assigned
                                            to such Global Security shall, in
                                            accordance with CUSIP Service Bureau
                                            procedures, be canceled and not
                                            immediately reassigned. If a
                                            withdrawal message is processed with
                                            respect to one or

                                            more, but not all, of the Book-Entry
                                            Notes represented by a Global
                                            Security, the DTC Agent for such
                                            Book-Entry Notes will exchange such
                                            Global Security for two Global
                                            Securities, one of which shall
                                            represent such Book-Entry Notes and
                                            shall be canceled immediately after
                                            issuance and the other of which
                                            shall represent the other Book-Entry
                                            Notes previously represented by the
                                            surrendered Global Security and
                                            shall bear the CUSIP number of the
                                            surrendered Global Security.

                                            If the purchase price for any
                                            Book-Entry Note is not timely paid
                                            to the Participants with respect to
                                            such Note by the beneficial
                                            purchaser thereof (or a Person,
                                            including an indirect participant in
                                            DTC, acting on behalf of such
                                            purchaser), such Participants and,
                                            in turn, the Presenting Agent may
                                            enter SDFS deliver orders through
                                            DTC's Participant Terminal System
                                            reversing the orders entered
                                            pursuant to Settlement Procedures
                                            "G" and "F," respectively.
                                            Thereafter, the DTC Agent for such
                                            Book-Entry Note will deliver the
                                            withdrawal message and take the
                                            related actions described in the
                                            preceding paragraph. If such failure
                                            shall have occurred for any reason
                                            other than a default by the Agent in
                                            the performance of its obligations
                                            hereunder and under the Distribution
                                            Agreement, then the Company will
                                            reimburse the Agent for the loss of
                                            the use of the funds during the
                                            period when they were credited to
                                            the account of the Company.

                                            Notwithstanding the foregoing, upon
                                            any failure to settle with respect
                                            to a Book-Entry Note, DTC may take
                                            any actions in accordance with its
                                            SDFS operating procedures then in
                                            effect. In the event of a failure to
                                            settle with respect to one or more,
                                            but not all, of the Book-Entry Notes
                                            to have been represented by a Global
                                            Security, the DTC Agent for such
                                            Book-Entry Note or Notes will
                                            provide, in accordance with
                                            Settlement Procedures "D" and "F,"
                                            for the authentication and

                                            issuance of a Global Security
                                            representing the other Book-Entry
                                            Notes, which have not failed to
                                            settle, to have been represented by
                                            such Global Security and will make
                                            appropriate entries in its records.

Trustees Not to Risk Funds:                 Nothing herein shall be deemed to
                                            require either Trustee to risk or
                                            expend its own funds in connection
                                            with any payment to the Company,
                                            DTC, the Agent or the purchaser, it
                                            being understood by all parties that
                                            payments made by either Trustee to
                                            the Company, DTC, the Agent or the
                                            purchaser shall be made only to the
                                            extent that funds are provided to
                                            such Trustee for such purpose.

Authenticity of                             The Company will cause each of the
Signatures:                                 Trustees to furnish the Agent from
                                            time to time with the specimen
                                            signatures of each of such Trustee's
                                            officers, employees or agents who
                                            has been authorized by such Trustee
                                            to authenticate Book-Entry Notes,
                                            but the Agent will not have any
                                            obligation or liability to the
                                            Company or the Trustee in respect of
                                            the authenticity of the signature of
                                            any officer, employee or agent of
                                            the Company or the Trustee on any
                                            Book-Entry Note.

Payment of                                  The Agent shall forward to the
Expenses:                                   Company, on a monthly basis, a
                                            statement of the out-of-pocket
                                            expenses incurred by such Agent
                                            during that month that are
                                            reimbursable to it pursuant to the
                                            terms of the Distribution Agreement.
                                            The Company will remit payment to
                                            the Agent currently on a monthly
                                            basis.

Advertising                                 The Company will determine with the
Costs:                                      Agent the amount of advertising that
                                            may be appropriate in soliciting
                                            offers to purchase the Book-Entry
                                            Notes. Advertising expenses will be
                                            paid by the Company.

                                     PART II

                Administrative Procedures for Certificated Notes

                  Each Trustee will serve as registrar and transfer agent in connection with the Certificated Notes for which it serves as Trustee.


Issuance:                                   Each Certificated Note will be dated
                                            and issued as of the date of its
                                            authentication by the applicable
                                            Trustee. Each Certificated Note will
                                            bear an Original Issue Date, which
                                            will be (i) with respect to an
                                            original Certificated Note (or any
                                            portion thereof), its original
                                            issuance date (which will be the
                                            settlement date) and (ii) with
                                            respect to any Certificated Note (or
                                            portion thereof) issued subsequently
                                            upon transfer or exchange of a
                                            Certificated Note or in lieu of a
                                            destroyed, lost or stolen
                                            Certificated Note, the Original
                                            Issue Date of the predecessor
                                            Certificated Note, regardless of the
                                            date of authentication of such
                                            subsequently issued Certificated
                                            Note.

Registration:                               Certificated Notes will be issued
                                            only in fully registered form
                                            without coupons.

Maturities:                                 Each Certificated Note will mature
                                            on a date nine months or more after
                                            the issue date for such Note. A
                                            Floating Rate Certificated Note will
                                            mature only on an Interest Payment
                                            Date for such Note.

Currency:                                   The Specified Currency for a
                                            Certificated Note shall be as set
                                            forth therein and in the applicable
                                            Pricing Supplement.

Denominations:                              The denomination of any Certificated
                                            Note denominated in U.S. dollars
                                            will be a minimum of $1,000 or any
                                            amount in excess thereof that is an
                                            integral multiple of $1,000. The
                                            authorized denominations of
                                            Certificated Notes denominated in a
                                            Specified Currency other than U.S.
                                            dollars shall be determined as set
                                            forth in the applicable Pricing
                                            Supplement.

Interest:                                   General. Unless otherwise indicated
                                            in the applicable Pricing
                                            Supplement, interest, if any, on
                                            each Certificated Note will accrue
                                            from the Original Issue Date (or
                                            such other date on which interest
                                            otherwise begins to accrue (if
                                            different from the Original Issue
                                            Date)) of such

                                            Note for the first interest period
                                            or the last date to which interest
                                            has been paid, if any, for each
                                            subsequent interest period, on such
                                            Note, and will be calculated and
                                            paid in the manner and on the dates
                                            described in such Note and in the
                                            Prospectus, as supplemented by the
                                            applicable Pricing Supplement.
                                            Unless otherwise specified therein,
                                            each payment of interest on a
                                            Certificated Note will include
                                            interest accrued to but excluding
                                            the Interest Payment Date (provided
                                            that, in the case of Certificated
                                            Notes which reset daily or weekly,
                                            interest payments will include
                                            accrued interest to and including
                                            the next preceding Regular Record
                                            Date), except that at Stated
                                            Maturity, the interest payable will
                                            include interest accrued to, but
                                            excluding, the stated Maturity
                                            (other than a Maturity of a Fixed
                                            Rate Certificated Note occurring on
                                            the 31st day of a month, in which
                                            case such payment of interest will
                                            include interest accrued to but
                                            excluding the 30th day of such
                                            month).

                                            Regular Record Dates. The Regular
                                            Record Dates with respect to any
                                            Interest Payment Date for a Fixed
                                            Rate Note, Floating Rate Note or
                                            Indexed Rate Note shall be the date
                                            (whether or not a Business Day)
                                            fifteen calendar days immediately
                                            preceding such Interest Payment
                                            Date.

Payments of                                 The applicable Trustee will pay the
Interest:                                   principal amount of each
                                            Certificated Note at Maturity or
                                            upon redemption upon presentation
                                            and surrender of such Note to such
                                            Trustee. Such payment, together with
                                            payment of interest due at Maturity
                                            or upon redemption of such Note,
                                            will be made in funds available for
                                            immediate use by such Trustee and in
                                            turn by the holder of such Note.
                                            Certificated Notes presented to such
                                            Trustee at Maturity or upon
                                            redemption for payment will be
                                            canceled and destroyed by such
                                            Trustee, and a certificate of
                                            destruction will be delivered to the
                                            Company. All interest payments on a
                                            Certificated Note (other than
                                            interest due at Maturity or upon
                                            redemption) will be made by check
                                            drawn on such Trustee (or another
                                            person appointed by such Trustee)

                                            and mailed by such Trustee to the
                                            person entitled thereto as provided
                                            in such Note and the applicable
                                            Indenture; provided, however, that
                                            any holder of $10,000,000 or more of
                                            Notes having the same Interest
                                            Payment Dates will, upon written
                                            request prior to the Regular Record
                                            Date in respect of an Interest
                                            Payment Date, be entitled to receive
                                            payment by wire transfer of
                                            immediately available funds.
                                            Following each Regular Record Date,
                                            such Trustee will furnish the
                                            Company with a list of interest
                                            payments to be made on the following
                                            Interest Payment Date for each
                                            Certificated Note and in total for
                                            all Certificated Notes. Interest at
                                            Maturity or upon redemption will be
                                            payable to the person to whom the
                                            payment of principal is payable.
                                            Such Trustee will provide monthly to
                                            the Company lists of principal and
                                            interest, to the extent
                                            ascertainable, to be paid on
                                            Certificated Notes maturing or to be
                                            redeemed in the next month.

                                            Withholding Taxes. The amount of any
                                            taxes required under applicable law
                                            to be withheld from any interest
                                            payment on a Certificated Note will
                                            be determined and withheld by such
                                            Trustee.

                                            The Company will be responsible for
                                            withholding taxes on interest paid
                                            on Certificated Notes as required by
                                            applicable law.

                                            If any Interest Payment Date for or
                                            the Maturity of a Certificated Note
                                            is not a Business Day, the payment
                                            due on such day shall be made on the
                                            next succeeding Business Day and no
                                            interest shall accrue on account of
                                            such delayed payment. In the case of
                                            a Floating Rate Note that is a LIBOR
                                            note or a EURIBOR note (each as
                                            described in the Prospectus), if
                                            postponement to the next business
                                            day would cause the interest payment
                                            date to be in the next succeeding
                                            calendar month, the Interest Payment
                                            Date will instead be the immediately
                                            preceding Business Day.

Procedure for Rate                          The Company and the Agent will
                                            discuss from

Setting and Posting:                        time to time the aggregate principal
                                            amount of, the issuance price of,
                                            and the interest rates to be borne
                                            by, Notes that may be sold as a
                                            result of the solicitation of orders
                                            by the Agent. If the Company decides
                                            to set prices of, and rates borne
                                            by, any Notes in respect of which
                                            the Agent is to solicit orders (the
                                            setting of such prices and rates to
                                            be referred to herein as "posting")
                                            or if the Company decides to change
                                            prices or rates previously posted by
                                            it, it will promptly advise the
                                            Agent of the prices and rates to be
                                            posted.

Acceptance and                              Unless otherwise instructed by the
Rejection of Orders:                        Company, the Agent will advise the
                                            Company promptly by telephone of all
                                            orders to purchase Certificated
                                            Notes received by the Agent, other
                                            than those rejected by it in whole
                                            or in part in the reasonable
                                            exercise of its discretion. Unless
                                            otherwise agreed by the Company and
                                            the Agent, the Company has the sole
                                            right to accept orders to purchase
                                            Certificated Notes and may reject
                                            any such orders in whole or in part.
                                            Before accepting any order to
                                            purchase a Certificated Note to be
                                            settled in less than three Business
                                            Days, the Company shall verify that
                                            the Trustee for such Certificated
                                            Note will have adequate time to
                                            prepare and authenticate such Note.

Preparation of Pricing                      If any order to purchase a
Supplement:                                 Certificated Note is accepted by or
                                            on behalf of the Company, the
                                            Company will prepare a Pricing
                                            Supplement reflecting the terms of
                                            such Certificated Note, will file
                                            one copy thereof by electronic
                                            submission with the Commission in
                                            accordance with the applicable
                                            paragraph of Rule 424(b) under the
                                            Act, will deliver such number of
                                            copies thereof to the Agent as the
                                            Agent shall request and will, on the
                                            Agent's behalf, file three copies of
                                            the Pricing Supplement with the
                                            NASD. The Agent will cause a
                                            Prospectus and Pricing Supplement to
                                            be delivered to the purchaser of
                                            such Certificated Note.

                                            Copies of the appropriate number of
                                            Pricing Supplements shall be
                                            delivered to the Agent at the
                                            following addresses by 11:00 A.M.,
                                            New

                                            York City time, on the Business Day
                                            following the acceptance of an offer
                                            by or on behalf of the Company:
                                            Salomon Smith Barney Inc., 7 World
                                            Trade Center, New York, New York
                                            10048 (with a copy transmitted by
                                            telecopy to (212) 783-2274,
                                            Attention: Medium Term Note
                                            Department).

                                            In each instance that a Pricing
                                            Supplement is prepared, the
                                            Presenting Agent will affix the
                                            Pricing Supplement to Prospectuses
                                            prior to their use. Outdated Pricing
                                            Supplements and the Prospectuses to
                                            which they are attached (other than
                                            those retained for files), will be
                                            destroyed.

Suspension of                               Subject to the Company's
Solicitation;                               representations, warranties and
Amendment or                                covenants contained in the
Supplement:                                 Distribution Agreement, the Company
                                            may instruct the Agent to suspend at
                                            any time for any period of time or
                                            permanently, the solicitation of
                                            orders to purchase Certificated
                                            Notes. Upon receipt of such
                                            instructions, the Agent will
                                            forthwith suspend solicitation until
                                            such time as the Company has advised
                                            it that such solicitation may be
                                            resumed.

                                            In the event that at the time the
                                            Company suspends solicitation of
                                            purchases there shall be any orders
                                            outstanding for settlement, the
                                            Company will promptly advise the
                                            Agent and the Trustees whether such
                                            orders may be settled and whether
                                            copies of the Prospectus as in
                                            effect at the time of the
                                            suspension, together with the
                                            appropriate Pricing Supplement, may
                                            be delivered in connection with the
                                            settlement of such orders. The
                                            Company will have the sole
                                            responsibility for such decision and
                                            for any arrangements that may be
                                            made in the event that the Company
                                            determines that such orders may not
                                            be settled or that copies of such
                                            Prospectus may not be so delivered.

Delivery of                                 A copy of the Prospectus and a
Prospectus:                                 Pricing Supplement relating to a
                                            Certificated Note must accompany or
                                            precede the earliest of any written
                                            offer of such Certificated Note,
                                            confirmation of

                                            the purchase of such Certificated
                                            Note and payment for such
                                            Certificated Note by its purchaser.
                                            If notice of a change in the terms
                                            of the Certificated Notes is
                                            received by the Agent between the
                                            time an order for a Certificated
                                            Note is placed and the time written
                                            confirmation thereof is sent by the
                                            Agent to a customer or his agent,
                                            such confirmation shall be
                                            accompanied by a Prospectus and
                                            Pricing Supplement setting forth the
                                            terms in effect when the order was
                                            placed. The Agent will deliver a
                                            Prospectus and Pricing Supplement as
                                            herein described with respect to
                                            each Certificated Note sold by it.
                                            The Company will make such delivery
                                            if such Certificated Note is sold
                                            directly by the Company to a
                                            purchaser (other than the Agent).

Confirmation:                               For each order to purchase a
                                            Certificated Note solicited by the
                                            Agent and accepted by or on behalf
                                            of the Company, the Agent will issue
                                            a confirmation to the purchaser,
                                            with a copy to the Company, setting
                                            forth the details set forth above
                                            and delivery and payment
                                            instructions.

Settlement:                                 The receipt by the Company of
                                            immediately available funds in
                                            exchange for an authenticated
                                            Certificated Note delivered to the
                                            Agent and the Agent's delivery of
                                            such Certificated Note against
                                            receipt of immediately available
                                            funds shall, with respect to such
                                            Certificated Note, constitute
                                            "settlement." All orders accepted by
                                            the Company will be settled on the
                                            fifth Business Day next succeeding
                                            the date of acceptance pursuant to
                                            the timetable for settlement set
                                            forth below, unless the Company and
                                            the purchaser agree to settlement on
                                            another day which shall be no
                                            earlier than the next Business Day
                                            following the date of sale.

Settlement                                  Settlement Procedures with regard to
Procedures:                                 each Certificated Note sold by the
                                            Company to or through the Agent, as
                                            agent (except pursuant to a Terms
                                            Agreement), shall be as follows:

                                            A.   The Agent will advise the
                                                 Company by telephone (or by
                                                 facsimile transmission or other
                                                 acceptable written means) that
                                                 such

                                                 Note is a Certificated Note and
                                                 of the following settlement
                                                 information, in time for the
                                                 Trustee for such Certificated
                                                 Note to prepare and
                                                 authenticate the required Note:

                                                 1. Name in which such
                                            Certificated Note is to be
                                            registered ("Registered Owner").

                                                 2. Address of the Registered
                                            Owner and address for payment of
                                            principal and interest.

                                                 3. Taxpayer identification
                                            number of the Registered Owner (if
                                            available).

                                                 4. Principal or face amount.

                                                 5. Series.

                                                 6. Stated Maturity.

                                                 7. In the case of a Fixed Rate
                                            Certificated Note, the Interest Rate
                                            and reset provisions (if any) or, in
                                            the case of a Floating Rate
                                            Certificated Note, the Base Rate,
                                            Initial Interest Rate (if known at
                                            such time), Interest Reset Period,
                                            Interest Reset Dates, Index
                                            Maturity, Spread and/or Spread
                                            Multiplier (if any), Minimum
                                            Interest Rate (if any), Maximum
                                            Interest Rate (if any) and reset
                                            provisions (if any).

                                                 8. Interest Payment Dates and
                                            the Interest Payment Period.

                                                 9. Specified Currency.

                                                 10. Denominated Currency,
                                            Indexed Currency, Base Exchange Rate
                                            and the Determination Date, if
                                            applicable.

                                                 11. Redemption, repayment,
                                            amortization or extension
                                            provisions, if any.

                                                 12. Settlement Date.

                                                 13. Price (including currency).

                                                 14. Agent's commission, if any,
                                            determined as provided in the
                                            Distribution Agreement.

                                                 15. Whether such Certificated
                                            Note is an OID Note, and, if so, the
                                            total amount of OID and the yield to
                                            maturity.

                                                 16. Any other terms necessary
                                            to describe the Certificated Note.

                                            B.   The Company will advise the
                                                 relevant Trustee by telephone
                                                 (confirmed in writing at any
                                                 time on the sale date), written
                                                 telecommunication or electronic
                                                 transmission of the information
                                                 set forth in Settlement
                                                 Procedure "A" above and the
                                                 name of the Presenting Agent.

                                            C.   The Company will deliver to the
                                                 relevant Trustee a pre-printed
                                                 four-ply packet for such
                                                 Certificated Note, which packet
                                                 will contain the following
                                                 documents in forms that have
                                                 been approved by the Company,
                                                 the Agent and the Trustee:

                                                 1. Certificated Note with
                                            customer confirmation.

                                                 2. Stub One - For Trustee.

                                                 3. Stub Two - For Agent.

                                                 4. Stub Three - For the
                                            Company.

                                            D.   The Trustee will complete such
                                                 Certificated Note and will
                                                 authenticate such Certificated
                                                 Note and deliver it (with the
                                                 confirmation) and Stubs One and
                                                 Two to the Agent, and the Agent
                                                 will acknowledge receipt of the
                                                 Note by stamping or otherwise
                                                 marking Stub One and returning
                                                 it to the Trustee. Such
                                                 delivery will be made only
                                                 against such acknowledgment of
                                                 receipt and evidence that
                                                 instructions have been given by
                                                 the Agent for payment to such
                                                 account as the Company

                                                 shall have specified in funds
                                                 available for immediate use, of
                                                 an amount equal to the price of
                                                 such Certificated Note less the
                                                 Agent's commission. In the
                                                 event that the instructions
                                                 given by the Agent for payment
                                                 to the account of the Company
                                                 are revoked, the Company will
                                                 as promptly as possible wire
                                                 transfer to the account of the
                                                 Agent an amount of immediately
                                                 available funds equal to the
                                                 amount of such payment made.

                                            E.   Unless the Agent purchased the
                                                 Note as principal, the Agent
                                                 will deliver such Certificated
                                                 Note (with the confirmation) to
                                                 the customer against payment in
                                                 immediately payable funds. The
                                                 Agent will obtain the
                                                 acknowledgment of receipt of
                                                 such Certificated Note by
                                                 retaining Stub Two.

                                            F.   The Trustee will send Stub
                                                 Three to the Company by
                                                 first-class mail.

Settlement                                  For orders of Certificated Notes
Procedures                                  solicited by the Agent, as agent,
Timetable:                                  and accepted by the Company,
                                            Settlement Procedures "A" through
                                            "F" set forth above shall be
                                            completed on or before the
                                            respective times (New York City
                                            time) set forth below:

                                            Settlement
                                            Procedure              Time
                                            ---------              ----

                                               A          2:00 P.M. on the day before
                                                          settlement
                                               B          On the day two Business Days
                                                          before settlement date.
                                               C          2:15 P.M. two Business Days
                                                          before settlement
                                               D          2:15 P.M. on settlement date
                                               E          3:00 P.M. on settlement date
                                               F          5:00 P.M. on settlement date

Procedures upon                             Company Notice to Trustee regarding
Company's Exercise                          Exercise of Optional Reset. Not less
of Optional Reset                           than 45 or more than 60 days before
                                            an Optional Reset Date as

or Extension of                             set forth in a Certificated Note,
Maturity:                                   the Company will notify the Trustee
                                            for such Certificated Note whether
                                            it is exercising its option to reset
                                            the interest rate or Spread or
                                            Spread Multiplier, as the case may
                                            be, for such Certificated Note, and
                                            if so, (i) the new interest rate or
                                            Spread or Spread Multiplier, as the
                                            case may be, for such Certificated
                                            Note during the period from such
                                            Optional Reset Date to the next
                                            Optional Reset Date as set forth in
                                            such Certificated Note or, if there
                                            is no such next Optional Reset Date,
                                            to the Stated Maturity of such
                                            Certificated Note (the "Subsequent
                                            Interest Period"); and (ii) the
                                            provisions, if any, for redemption
                                            of such Certificated Note during
                                            such Subsequent Interest Period,
                                            including the date or dates on which
                                            or the period or periods during
                                            which such redemption may occur
                                            during such Subsequent Interest
                                            Period.

                                            Company Notice to Trustee regarding
                                            Exercise of Optional Extension of
                                            Maturity. If the Company elects to
                                            exercise an option, as set forth in
                                            a Certificated Note, to extend the
                                            Stated Maturity of such Note, it
                                            will so notify the Trustee for such
                                            Certificated Note not less than 45
                                            or more than 60 days before the
                                            Stated Maturity of such Certificated
                                            Note, and will further indicate (i)
                                            the new Stated Maturity; (ii) the
                                            interest rate or Spread or Spread
                                            Multiplier, as the case may be,
                                            applicable to the extension period;
                                            and (iii) the provisions, if any,
                                            for redemption of such Certificated
                                            Note during such extension period,
                                            including the date or dates on which
                                            or the period or periods during
                                            which such redemption may occur
                                            during such extension period.

                                            Trustee Notice to Holders regarding
                                            Company's Exercise of Optional
                                            Extension or Reset. Upon receipt of
                                            notice from the Company regarding
                                            the Company's exercise of either an
                                            optional extension of maturity or an
                                            optional reset, the Trustee for the
                                            Certificated Note will mail a
                                            notice, first class, postage
                                            prepaid, to the Holder of the
                                            Certificated Note not less than 40
                                            days before the Optional Reset Date
                                            (in which case a "Reset Notice") or
                                            the Stated Maturity

                                            (in which case an "Extension
                                            Notice"), as the case may be, which
                                            Reset Notice or Extension Notice
                                            shall contain the information
                                            required by the terms of the
                                            Certificated Note.

                                            Trustee Notice to Company regarding
                                            Option to be Repaid. If, after
                                            receipt of either a Reset Notice or
                                            an Extension Notice, any Holder of a
                                            Certificated Note exercises the
                                            option for repayment by tendering
                                            the Certificated Note to be repaid
                                            as set forth in the Certificated
                                            Note, the Trustee for such
                                            Certificated Note shall give notice
                                            to the Company not less than 22 days
                                            before the Optional Reset Date, or
                                            the old Stated Maturity, as the case
                                            may be, of the principal amount of
                                            Certificated Notes to be repaid on
                                            such Optional Reset Date or old
                                            Stated Maturity, as the case may be.

                                            Company Notice regarding New
                                            Interest Rate or New Spread or
                                            Spread Multiplier. If the Company
                                            elects to revoke the interest rate
                                            or Spread or Spread Multiplier and
                                            establish a higher interest rate or
                                            Spread or Spread Multiplier for an
                                            Optional Reset Period or extension
                                            period, as the case may be, it
                                            shall, not less than 20 days before
                                            such Optional Reset Date or old
                                            Stated Maturity, so notify the
                                            Trustee for the affected
                                            Certificated Note. The Trustee will
                                            immediately thereafter notify the
                                            Holder of such Certificated Note, by
                                            first class mail, postage prepaid,
                                            of the new higher interest rate or
                                            Spread or Spread Multiplier
                                            applicable to such Certificated
                                            Note.

                                            Trustee Notice to Company regarding
                                            Holder Revocation of Option to be
                                            Repaid. If, after the Holder of a
                                            Certificated Note has tendered such
                                            Note for repayment pursuant to an
                                            Extension Notice or a Reset Notice,
                                            such Holder revokes such tender for
                                            repayment, the Trustee for such
                                            Certificated Note shall give notice
                                            to the Company not less than five
                                            days prior to the Stated Maturity or
                                            Optional Reset Date, as the case may
                                            be, of such revocation and of the
                                            principal amount of Certificated
                                            Notes for which tender for repayment
                                            has been revoked.
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                                      B-37

                                            Deposit of Repayment Price. On or
                                            before any old Stated Maturity where
                                            the Maturity has been extended, and
                                            on or before any Optional Reset
                                            Date, the Company shall deposit with
                                            such Trustee an amount of money
                                            sufficient to pay the principal
                                            amount, plus interest accrued to
                                            such old Stated Maturity or Optional
                                            Reset Date, as the case may be, for
                                            all the Certificated Notes or
                                            portions thereof for which such
                                            Trustee serves as Trustee and which
                                            are to be repaid on such old Stated
                                            Maturity or Optional Reset Date, as
                                            the case may be. Such Trustee will
                                            use such money to repay such
                                            Certificated Notes pursuant to the
                                            terms set forth in such Notes.

Procedures upon                             Company Notice to Trustee regarding
Company's Exercise                          Exercise of Optional Redemption. At
of Optional                                 least 45 days prior to the date on
Redemption:                                 which it intends to redeem a
                                            Certificated Note, the Company will
                                            notify the Trustee for such
                                            Certificated Note that it is
                                            exercising such option with respect
                                            to such Note on such date.

                                            Trustee Notice to Holders regarding
                                            Company's Exercise of Optional
                                            Redemption. After receipt of notice
                                            that the Company is exercising its
                                            option to redeem a Certificated
                                            Note, the Trustee for such
                                            Certificated Note will, at least 30
                                            days before the Redemption Date for
                                            such Certificated Note, mail a
                                            notice, first class, postage
                                            prepaid, to the Holder of such
                                            Certificated Note, informing such
                                            Holder of the Company's exercise of
                                            such option with respect to such
                                            Certificated Note.

Payments of Principal and Interest          Trustee Notice to Company of Option
Upon Exercise of Optional Repayment         to be Repaid. Upon receipt of notice
(Except Pursuant to Company's               of exercise of the option for
Exercise of Optional Reset or               repayment and the Certificated Notes
Optional Extension):                        to be repaid as set forth in such
                                            Notes, the Trustee for such
                                            Certificated Notes shall (unless
                                            such notice was received pursuant to
                                            the Company's exercise of an
                                            optional reset or an optional
                                            extension of maturity, in each of
                                            which cases the relevant procedures
                                            set forth above shall be followed)
                                            give notice to the Company not less
                                            than 20 days prior to each
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                                      B-38

                                            Optional Repayment Date of such
                                            Optional Repayment Date and of the
                                            principal amount of Certificated
                                            Notes to be repaid on such Optional
                                            Repayment Date.

Failure to Settle:                          If a purchaser fails to accept
                                            delivery of and make payment for any
                                            Certificated Note, the Agent will
                                            notify the Company and the
                                            applicable Trustee by telephone and
                                            return such Note to the applicable
                                            Trustee. Upon receipt of such
                                            notice, the Company will immediately
                                            wire transfer to the account of the
                                            Agent an amount equal to the amount
                                            previously credited thereto in
                                            respect of such Note. Such wire
                                            transfer will be made on the
                                            Settlement Date, if possible, and in
                                            any event not later than the
                                            Business Day following the
                                            settlement date. If the failure
                                            shall have occurred for any reason
                                            other than a default by the Agent in
                                            the performance of its obligations
                                            hereunder and under the Distribution
                                            Agreement with the Company, then the
                                            Company will reimburse the Agent or
                                            the applicable Trustee, as
                                            appropriate, on an equitable basis
                                            for its loss of the use of the funds
                                            during the period when they were
                                            credited to the account of the
                                            Company. Immediately upon receipt of
                                            the Certificated Note in respect of
                                            which such failure occurred, the
                                            applicable Trustee will mark such
                                            Note "canceled," make appropriate
                                            entries in the applicable Trustee's
                                            records and send such Note to the
                                            Company.

Trustees Not to Risk                        Nothing herein shall be deemed to
Funds:                                      require either Trustee to risk or
                                            expend its own funds in connection
                                            with any payment to the Company, the
                                            Agent or the purchaser, it being
                                            understood by all parties that
                                            payments made by either Trustee to
                                            the Company, the Agent or the
                                            purchaser shall be made only to the
                                            extent that funds are provided to
                                            such Trustee for such purpose.

Authenticity of                             The Company will cause each Trustee
Signatures:                                 to furnish the Agent from time to
                                            time with the specimen signatures of
                                            each of such Trustee's officers,
                                            employees or agents who has been
                                            authorized by such Trustee to
                                            authenticate Certifi-

                                            cated Notes, but the Agent will not
                                            have any obligation or liability to
                                            the Company or a Trustee in respect
                                            of the authenticity of the signature
                                            of any officer, employee or agent of
                                            the Company or a Trustee on any
                                            Certificated Note.

Payment of Expenses:                        The Agent shall forward to the
                                            Company, on a monthly basis, a
                                            statement of the out-of-pocket
                                            expenses incurred by the Agent
                                            during that month that are
                                            reimbursable to it pursuant to the
                                            terms of the Distribution Agreement.
                                            The Company will remit payment to
                                            the Agent currently on a monthly
                                            basis.

Advertising Costs:                          The Company will determine with the
                                            Agent the amount of advertising that
                                            may be appropriate in soliciting
                                            orders to purchase the Certificated
                                            Notes. Advertising expenses will be
                                            paid by the Company.

                                                                       Exhibit C

           Opinion of the Depty General Counsel
           ------------------------------------
             or an Associate General Counsel
             -------------------------------
                     of the Company
                     --------------

                                                                       Exhibit D


           Opinion of Counsel for the Agent
           --------------------------------

                                                                       Exhibit E





                             Letter from Accountants

                                                                       Exhibit F


                           ADDITIONAL AGENTS AGREEMENT
                           ---------------------------

                                                                      Schedule I

                                    Agent(s)

                                                                         Annex A

                         Form of Distribution Agreement


                                      F-5